UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4338

EAGLE CAPITAL APPRECIATION FUND

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Reports to Shareholders

EAGLE MUTUAL FUNDS

Semiannual Report

and Investment Performance Review for the

six-month period ended April 30, 2012 (unaudited)

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Equity Fund

Eagle Investment Grade Bond Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Growth Fund

Eagle Smaller Company Fund

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the semiannual report and investment-performance review of the Eagle Family of Funds for the six-month period ended April 30, 2012.

Major indices posted their strongest first-quarter gains in more than a decade—after a strong fourth quarter, as well—as encouraging economic data with rising consumer confidence offset worries over euro-zone sovereign debt, rising gasoline prices, slowing growth in China and other global concerns.

On the fixed-income side, the Federal Reserve (“Fed”) held the overnight rate at 0%, but effective rates moved up on the mostly positive news that buoyed equities. Consequently, bond indices’ returns were muted. The Fed appears to be in a holding pattern with its eyes simultaneously on any signs of inflation as well as any stumbling blocks for the economy.

I hope you will read the commentaries that follow in which our Portfolio Managers discuss their specific funds. The general consensus among the managers seems to be that the U.S. economy has found some traction in its recovery, though global forces (particularly recession in Europe and slowing growth in China) bear watching.

Here are a few highlights from the six-month period ended April 30, 2012:

•	The Eagle Growth & Income Fund has maintained its five-year five-star rating from Morningstar.[1]* We believe the Eagle team’s management will continue to deliver solid returns.[2]

•	The Investment Grade Bond Fund has posted solid numbers[2] in its two years under the direction of Managers James Camp, CFA®, and Joseph Jackson, CFA®.

•

The Eagle Smaller Company Fund is gaining traction in its fourth year. Co-Managers David Adams, CFA®, and Jack McPherson, CFA®, provided investors with positive returns in 2009 and 2010 and outperformed its benchmarks in a difficult-for-small-caps 2011.[2]

•	Bert Boksen, CFA®, Eric Mintz, CFA®, and their team have done a tremendous job guiding both the Mid Cap Growth[3] and Small Cap Growth[4] funds to five-year four-star ratings from Morningstar*.

•

High-profile media outlets increasingly seek Eagle Managers. James Camp, CFA®, who Co-Manages the Investment Grade Bond Fund, has been on CNBC a few times recently. The Wall Street Journal has quoted Edmund Cowart, CFA®, a Co-Manager of the Growth & Income Fund, several times.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each Fund are described at the end of this semi-annual report. Carefully consider the investment objectives, charges and expenses of any Fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, which contains this and other important information about the Eagle Family of Funds.

We are grateful for your continued support of, and confidence in, the Eagle Family of Funds.

Sincerely,

Richard J. Rossi

President

June 14, 2012

1 For the period ended April 30, 2012, the Eagle Growth & Income Fund’s Class A shares are rated 5 stars for the five- and 10-year periods and for the overall and 3 stars for the three-year period among a total of 977, 571, 1,096 and 1,096 funds respectively, in the large-cap value category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

2 Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

3 For the period ended April 30, 2012, the Eagle Mid Cap Growth Fund’s Class A shares are rated 4 stars for the five-year period and 3 stars for the overall, 2 stars for the three-year period and 3 stars for the 10-year period among a total of 596, 658, 658 and 425 funds respectively, in the mid-cap growth category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

4 For the period ended April 30, 2012, the Eagle Small Cap Growth Fund’s Class A shares are rated 4 stars for the overall, three- and five-year periods and 3 stars for the 10-year period among a total of 663, 663, 573 and 367 funds respectively, in the small-cap growth category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

* The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Funds with at least three years of performance history are assigned ratings from the fund’s three-, five- and 10-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. Investment return and principal value will vary so that investors have a gain or loss when shares are sold. Funds are rated for up to three time periods (three-, five-, and 10-years) and these ratings are combined to produce an overall rating. Ratings may vary among share classes and are based on past performance. Past performance does not guarantee future results.

1

Performance Summary and Commentary

(UNAUDITED)

Eagle Capital Appreciation Fund

Meet the managers  |  Steven M. Barry, Joseph B. Hudepohl, CFA®, and Timothy M. Leahy, CFA®, are Portfolio Managers of Goldman Sachs Asset Management, LP’s (“GSAM”) “Growth Team.” Mr. Barry is Chief Investment Officer and has been responsible for the day-to-day management of the Eagle Capital Appreciation Fund (the “Fund”) since 2002. Mr. Hudepohl has been a member of GSAM’s Growth Team since 1999, and assumed day-to-day management of the Fund in December 2011. Mr. Leahy joined GSAM as a Managing Director in 2005, and has been responsible for the day-to-day management of the Fund’s investment portfolio since February 2011.

Investment highlights  |  The Fund invests primarily in common stocks. The Fund’s portfolio management team believes that wealth is created through the long-term ownership of a growing business. They take a “bottom-up” approach to investing based on in-depth, fundamental research. A bottom-up method of analysis typically emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Portfolio Managers use an intensive research process and each company is analyzed as if they were going to own and operate that company indefinitely. Key characteristics of the companies in which the Fund currently seeks to invest may include: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 15.98% (excluding front-end sales charges) during the six-month period ended April 30, 2012, outperforming its benchmark index, the Russell 1000® Growth Index (“Russell 1000 Growth”), which returned 14.13%. The Russell 1000 Growth measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Russell 1000 Growth delivered positive returns during the six-month reporting period as the U.S. economy continued to emerge from a recession and many U.S. companies continued to report earnings above market expectations. Consumer discretionary and information technology were the top performing sectors, while the utilities and energy sectors lagged.

The Fund delivered a positive absolute return during the period, outperforming its benchmark, the Russell 1000 Growth. Stock selection in the information technology and consumer discretionary sectors contributed positively to the Fund’s performance relative to the benchmark. Weakness in select healthcare and financials holdings detracted from relative returns. On the positive side, stock selection in the information technology and consumer discretionary sectors contributed to performance. Sector weights did not have a material impact on performance during the period, as relative performance was driven primarily by stock selection.

Top performers  |  Lowe’s Companies, Inc., a home improvement retailer, contributed to performance during the period. The company posted earnings that beat expectations due to improved traffic trends. The stock has also benefited from incrementally positive housing market data. Additionally, late last year, management announced a decision to take on more debt in order to fund incremental share buybacks over the next year, which will amount to approximately 10 to 15% of

2

Performance Summary and Commentary

(UNAUDITED)

Eagle Capital Appreciation Fund (cont’d)

the company. The Portfolio Managers view this positively, as it shows a clear commitment by management to increase return on invested capital. Furthermore, the Portfolio Managers have confidence in the management team, which is taking important steps to improve operational efficiency and differentiate the company from competitors on its implementation of technology. Management is very focused on more effective marketing techniques and improving in-store format, which the Portfolio Managers believe will further differentiate Lowe’s in the duopolistic home improvement market. In the Portfolio Managers’ view, the fundamentals of the home improvement industry should continue to improve and, with its enhanced execution and aggressive capital redeployment, Lowe’s should be able to continue to deliver strong results and shareholder value over the long-term.

Equinix, Inc., a data center solutions company, contributed to performance during the period. The company reported strong fiscal fourth quarter results and issued a solid outlook for 2012. Equinix continues to evaluate the potential to convert to a Real Estate Investment Trust (“REIT”), which would provide tax and valuation benefits. The market has begun to recognize that Equinix is trading at a discount to other data centers that are publicly traded REITs, and appreciate the growth and stability of Equinix’s revenue stream. Equinix remains a leader in operating data centers and the Portfolio Managers continue to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers.

Apple, Inc., a designer and marketer of consumer electronics, computer software, and personal computers, contributed to performance during the period. The company’s shares climbed significantly as strong demand for the newly released iPad continues to validate the value of the Apple franchise and its growth profile. The company also recently announced plans to return capital to shareholders via a new dividend and share repurchase program beginning later this year. The Portfolio Managers believe there is still a long runway for growth as the company increases penetration of the smartphone and tablet markets and continues to innovate and enter new markets. Near term catalysts could include the release of the iPhone 5, the launch of an iOS-centric Apple television set, and expansion into emerging markets. The Portfolio Managers remain positive on Apple and believe the stock’s valuation remains attractive.

Crown Castle International Corp., a wireless tower owner and operator of shared wireless communications and broadcast infrastructures, contributed to performance during the period.

The company recently announced strong first quarter 2012 results, driven by better-than-expected revenues and a significant increase in new leases signed during the quarter compared to last year. The company also raised 2012 guidance, due in large part to the acquisition of outdoor distributed antennae systems (DAS) company NextG Networks. The Portfolio Managers continue to have conviction in the tower companies over the long term as demand for mobile content grows and wireless carriers are required to add capacity in order to support increased usage, network upgrades and improved coverage.

QUALCOMM, Inc., a semiconductor chip designer, contributed to performance during the period. Late last year the company reported better-than-expected quarterly results, driven by strength in its chipset business, and issued solid 2012 revenue guidance. In addition, the company reiterated that its long-term growth targets would be driven by its ramp-up into emerging markets and its recently expanded chipset roadmap. The Portfolio Managers continue to believe the company competitively is well-positioned given its recently expanded intellectual property portfolio of Code-Division Multiple Access (CDMA) technologies and significant growth opportunities in both developed and emerging markets as mobile phones transition to 3G and 4G.

The Fund continues to hold each of the securities noted above as “top performers.”

Underperformers  |  NetApp, Inc., a developer of data storage hardware and software for enterprise clients, detracted from relative performance during the period. In April, the company reported first quarter 2012 earnings that were impacted negatively by increased competitive pressures and disappointing sales of ONTAP 8.1, the company’s cutting-edge data solutions product. Despite these headwinds, the Portfolio Managers continue to believe NetApp has a strong competitive position in an industry that is benefiting from several secular growth trends, such as virtualization, which the Portfolio Managers believe will increase demand for the company’s storage products. NetApp specializes in external networked storage, which, in the Portfolio Managers’ view, should continue to take share away from direct attached products.

Shares of CME Group, Inc., the world’s largest futures and options exchange, detracted from relative performance during the period due to a challenged 2011. Shares declined due to negative sentiment surrounding the MF Global bankruptcy filing and the company’s association with MF Global’s alleged mishandling of segregated customer accounts. Additionally,

3

Performance Summary and Commentary

(UNAUDITED)

Eagle Capital Appreciation Fund (cont’d)

while the company reported fourth quarter 2011 earnings that missed consensus estimates on elevated expenses and weaker pricing in energy and commodities, investors reacted positively in 2012 to management’s announcement to raise the company’s regular quarterly dividend by 59%. Management also announced its plans to initiate a variable annual dividend based on excess cash available. The Portfolio Managers view these announcements positively and continue to believe CME Group will benefit from the migration of over-the-counter derivatives markets to exchanges due to increased customer demand for more transparency and less counterparty risk. Furthermore, the Portfolio Managers remain attracted to the company’s strong growth profile, profitability, recurring revenues and industry leading position.

Oracle Corporation, a company that engineers hardware and software, detracted from relative performance during the period. The company missed earnings late last year due to delays in closing contracts, sales execution issues and a decline in maintenance revenues. However, the company is expanding its strength in database and application software and gaining share in enterprise information technology. The Portfolio Managers believe the company should benefit from continued share gains as a result of enterprise information technology spending, expanding strength in database and application software, and leveraging the acquisition of Sun Microsystems Inc.

Halliburton Company, a leading oil services firm, detracted from relative performance during the period. Despite posting solid earnings during the period, Halliburton underperformed the broader equity market. Expectations of a global economic slowdown last year and weaker oil prices pressured shares and contributed to the energy sector’s relative underperformance versus the broader market. The Portfolio Managers acknowledge the fears of an economic slowdown and Halliburton’s sensitivity to oil prices, but still believe the company’s risk/reward profile remains attractive. The Portfolio Managers also believe Halliburton is gaining share in key markets and can demonstrate pricing power and margin improvement in its North America pressure pumping business. In addition, the Portfolio Managers expect the shift in U.S. drilling activity toward oil/shale plays could mitigate volatility to the U.S. cycle.

Shares of St. Jude Medical, Inc., a global medical device company, detracted from relative performance during the period. Despite reporting first quarter 2012 revenues that exceeded analysts’ expectations, negative publicity surrounding the company’s Riata leads, used in its cardiac resynchronization devices, continued to be a significant overhang on the stock. In the Portfolio Managers’ view, investor concerns about mixed clinical data are overdone. The Portfolio Managers believe the company should continue to generate revenue growth through a series of new product launches, share gains and continued sales growth across most of its existing business segments. In addition, the Portfolio Managers believe St. Jude Medical has a portfolio of innovative products with attractive end markets and remains competitively well positioned in a growing industry.

The Fund continues to hold each of the securities noted above as “underperformers.”

4

Performance Summary and Commentary

(UNAUDITED)

Eagle Growth & Income Fund

Meet the managers  |  David Blount, CFA®, CPA , Edmund Cowart, CFA® and John Pandtle, CFA® are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”), and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since June 2011.

Effective June 1, 2012, David Powers, CFA®, became a Co-Portfolio Manager of the Fund and, along with Messrs. Blount, Cowart and Pandtle, assumed day-to-day management of the Fund.

Investment highlights  |  The Fund invests primarily in domestic equity securities (predominantly common stocks) that the Portfolio Managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The Fund’s Portfolio Managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500® Index (“S&P 500”); (2) potential for growth; and (3) stock price below its estimated intrinsic value. The Fund can also own a variety of other securities, including fixed income securities, which, in the opinion of the Fund’s Portfolio Managers, offer prospects for meeting the Fund’s investment goals.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 10.76% (excluding front-end sales charges) during the six-month period ended April 30, 2012, underperforming its benchmark index, the S&P 500 which returned 12.77%. The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The equity market as measured by the S&P 500 rallied in the fourth quarter of 2011. Market volatility remained high during the quarter, as troubling European Union headlines and elevated levels of investor risk aversion continued to whipsaw stocks. From a global perspective, little changed since the third quarter as macroeconomic, political, and geopolitical risks lingered. In the United States, consumers continued to deleverage, and the housing market remained unhealed. The rally continued through the first quarter of 2012, followed by a period of consolidation during the month of April. The rally was led by sectors that included the beaten down financials sector, the usually volatile technology sector, and the somewhat unpredictable consumer discretionary sector. Forgotten were those stocks in categories such as utilities, telecommunications, and consumer staples.

The Fund enjoyed strong returns in the positive double digits during the six-month period ended April 30, 2012. The top performing sector in the portfolio was the consumer discretionary sector. However, due to a higher weighting, the financials sector had a larger overall contribution to Fund performance. The industrials sector was also a large contributor to performance. The rally was very broad, as only three of the Fund’s holdings recorded significant negative returns. The Fund underperformed the S&P 500 during the period. This is not uncommon for the Fund’s strategy during the strong bull markets like the ones experienced in the fourth quarter of 2011 and first quarter of 2012. During the first leg of a bull market, lower quality equity securities tend to run a little better than higher quality equity securities, which often makes it difficult for the Fund’s strategy to keep up with index performance.

There were some unique aspects of this particular bull market that helped keep Fund performance in line with the S&P 500’s performance, more so, than the Fund had experienced in past bull

5

Performance Summary and Commentary

(UNAUDITED)

Eagle Growth & Income Fund (cont’d)

markets. While the months of January, February and March featured strong and consistent positive returns, the months of November, December and April featured flatter consolidation periods in which the Fund could make up ground on the index through stock selection. During the months of November and December in particular, the market rotated solidly into higher dividend paying stocks. Even though the rotation away from high dividend paying stocks seen in January, February and March more than canceled the effects of that previous tailwind, it did help the Fund keep relatively apace of the S&P 500 overall during the six-month period.

From a sector standpoint, lack of investment in the information technology sector detracted from relative performance, as did the Fund’s stock selection in the consumer staples and healthcare sectors, as well as its very modest average cash position. On the other hand, the Fund’s stock selection within the materials, consumer discretionary and utilities sectors all benefited relative performance.

Underperformers  |  There were only three stocks that had significant negative returns in the Fund’s portfolio during the six-month period ended April 30, 2012.

Wells Fargo & Company, a diversified financial services company, was a stock that the Fund purchased after the bull market rally seen during the six-month period. The stock has traded down since purchase, but has traded in line with the rest of the financials sector in the S&P 500.

Total S.A., a global energy producer, was another stock the Fund purchased during the six-month period, which has traded down since purchase along with the broader energy sector. The company has a high and consistent dividend yield, and a tradition of returning shareholder wealth through dividends. The Fund’s Portfolio Managers believe the company is undergoing a turnaround which should benefit shareholders in the long term. Quarterly results came in at expectations, with positive signs of operational progress; however, project startups detracted from free cash flow and made investors a little shy on the stock price.

Regal Entertainment Group (Class A), the largest theater circuit in the U.S., was the only stock held in the Fund during the six-month period which suffered a significant negative return. The company trades along with box office trends, which were lackluster for the entire industry in the fourth quarter of 2011. However, box office trends in 2012 have improved and the stock has performed very well since the beginning of the new year.

The Fund continues to hold each of the securities noted above as “underperformers”.

Top performers  |  The Home Depot, Inc., the world’s largest home improvement specialty retailer, was the Fund’s top absolute contributor during the six-month period. The company continues to benefit from work it did during the period from 2007 to 2009, returning to customer service roots, re-investing in stores and supply chain. The company’s most recent quarterly earnings came in solid with good comps and good free cash flow generation. Investors are recognizing the business’ long term profitability and return potential, despite the uncertain outlook for home improvement demand in the coming quarters.

JPMorgan Chase & Co., a global financial services firm, was the Fund’s second best absolute contributor during the six-month period. Much of the uncertainty that resulted in a bottoming for the banking industry in 2011 has been lifting, and fixed income volumes appear to be going at a better-than-expected pace, lifting the outlook for capital markets revenue.

Mattel, Inc., the world’s largest toy company, is benefiting from a revamp of the company’s operational efficiency, which looks to keep margins high despite increasing raw material, transportation and Chinese labor costs. Management has also shown an ability to pass increased costs through to customers via price raises.

Abbott Laboratories, a leading global health care company, announced a breakup that would isolate and spin-off its pharmaceuticals business away from its diversified medical products business. This will help isolate risk from the looming patent expiration of the pharmaceutical business’ main product, Humira. Since announcement of the breakup, the company has continued to enjoy strong results with operational growth across all business segments in emerging markets.

Pfizer Inc., the world’s largest researched-based pharmaceutical company, has shown strong results in recent quarterly earnings releases that exceeded expectations, with the only significant negative being changes to guidance due to foreign exchange, which was expected. Ongoing cost control and rationalization measures continue to take root. The company’s pipeline is progressing well.

The Fund continues to hold each of the securities noted above as “top performers”.

6

Performance Summary and Commentary

(UNAUDITED)

Eagle International Equity Fund

Meet the managers  |  Richard C. Pell is Chief Executive Officer at Artio Global Investors Inc. and Chief Investment Officer at its affiliate, Artio Global Management LLC (“Artio Global”). Rudolph-Riad Younes, CFA®, is Head of International Equities at Artio Global. Messrs. Pell and Younes have managed the Eagle International Equity Fund (the “Fund”) since 2002.

Investment highlights  |  The Fund invests primarily in foreign equity securities. The Fund’s Portfolio Managers seek investment opportunities within the developed and emerging markets. In the developed markets, a “bottom-up” approach is adopted. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In the emerging markets, a “top-down” assessment consisting of currency/interest rate risks, political environments/leadership assessment, growth rates, structural reforms and risk (liquidity) is applied. A top-down method of analysis emphasizes the significance of economy and market cycles. In Japan, given the highly segmented nature of this market comprised of both strong global competitors and protected domestic industries, a hybrid approach encompassing both bottom-up and top-down analyses is conducted.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 1.97% (excluding front-end sales charges) during the six-month period ended April 30, 2012, underperforming its benchmark index, which returned 2.73%. The Fund’s benchmark index, the Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex-US”), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The six-month period ended April 30, 2012 was an uneven period for markets. November and December of 2011 saw international equity markets faced with continued volatility as the debt situation in Europe dominated news headlines and investor sentiment. November brought worries that the problems caused by high debt and slow growth that began in peripheral countries such as Greece and Portugal would spread to the Continent’s core. Italy, the euro zone’s third-largest economy, saw bond yields hit record highs and the country’s borrowing costs moved above the key financial and psychological barrier of 7%—levels that required those peripheral countries to seek bailout funds.

As December began, leaders of European Union nations worked overtime on a deal to save the euro. The treaty had multiple goals including a show of resolve to protect the larger economies of Italy and Spain, revise the economic governance of the euro zone and prevent further debt crises. While this was not the perfect solution, it would have required stricter fiscal and financial discipline in future budgets. However, Britain refused to participate without additional language providing extra protection for its financial sector and effectively caused the treaty’s prospects to collapse. As these events unfolded, market volatility began to subside as the year came to a close. Also providing some degree of hope for investors were some encouraging signs out of the U.S. suggesting that the world’s largest economy is perhaps more resilient amid the current global crisis than originally thought.

Moving into 2012, markets raced ahead in January and February, more than making up for the market declines at the end of 2011. Several more encouraging economic reports out of the world’s largest economy, the U.S., supported the more constructive tone along with less negative news generally. The final two months of the reporting period saw weakness in markets as the European debt situation coupled with the

7

Performance Summary and Commentary

(UNAUDITED)

Eagle International Equity Fund (cont’d)

upcoming French presidential election had investors concerned. For the full six-month period, emerging markets outperformed developed markets.

The Fund underperformed its benchmark for the review period largely due to its positioning within emerging markets. While the Fund has outperformed the benchmark for the 2012 year-to-date period ending April 30, underperformance during November and December of 2011 resulted in the Fund underperforming the benchmark for the full review period. Detracting from returns was stock selection in China and India. Within developed markets, stock selection in the materials and industrials sectors detracted. Positively contributing to returns in developed markets was the Fund’s overweight to consumer discretionary stocks, stock selection in healthcare, and stock selection within Japan’s consumer-oriented sectors. Positioning within these sectors has been targeted towards those companies positioned to benefit from growth in emerging market consumption, a theme which has been long held within the Fund.

Underperformers  |  Axis Bank Ltd., the India-based regional bank, saw steep declines in the second half of 2011 amid economic growth concerns. The position was sold toward the end of the year during a general risk reduction move within the Fund.

The Fund continues to hold Ivanhoe Mines Ltd., although the shares underperformed amid pressure on gold-related stocks. This Canadian mineral exploration and development company has a 66% interest in the Oyu Tolgoi Project, which is one of the world’s largest copper-gold-silver mines on track to begin initial production in southern Mongolia this year.

The Fund reduced its position in Ctrip.com International Ltd., as a risk reduction move. Reduced earnings estimates was a factor in the shares underperforming during the period. However, the Fund continues to maintain a position in this mainland-China-focused, online travel agency, as part of the Fund’s general strategy of tapping into growth in consumption by emerging market consumers.

The Fund’s holding in Larsen & Toubro Ltd., the India-based multinational conglomerate with business interests in engineering, construction, manufacturing, information technology and financial services, was sold toward the end of 2011 amid a general risk reduction move within the Fund. Concerns over the company’s order book growth added to general concerns.

The Fund’s entire position in Sydney Airport, formerly MAp Group, the only major airport serving Sydney and the busiest airport in Australia, was sold toward the end of the reporting period given a desire to reduce exposure to the airport sector.

Top performers  |  The Fund did some profit taking by selling a portion of its holding in Novo Nordisk AS (Class B), but continues to hold the position. As a leader in diabetes care, the Denmark-based company is addressing the growing needs for such treatments around the globe and increasingly across the developing world.

Samsung Electronics Company Ltd., the Seoul, South Korea-based consumer electronics company, has benefitted from its Smartphone and Android-powered tablets in addition to the company’s numerous offerings, which include flat-panel televisions and memory chips. Focusing on global leaders with strong brand recognition is an important part of the Fund’s strategy. The Fund continues to own this security.

As a risk reduction move the Fund has been trimming its overweight position in Sberbank, Russia’s largest lender, which was among the top performers over the period. Shares of Sberbank continue to be held.

Unicharm Corporation, the Japanese manufacturer of diapers, household cleaning wipes and other health care products, provides the Fund with additional exposure to an emerging market consumption story that the Portfolio Managers believe should continue to unfold for years to come. The Fund continues to own this security.

Toyota Motor Corporation, the major global automotive brand, has staged a comeback after several years of struggles in the U.S. The Fund increased its position and continues to hold the security.

8

Performance Summary and Commentary

(UNAUDITED)

Eagle Investment Grade Bond Fund

Meet the managers  |  James C. Camp, CFA®, a Managing Director at Eagle Asset Management (“Eagle”) and Joseph Jackson, CFA®, are Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since the Fund’s inception.

Investment highlights  |  The Fund invests primarily in investment grade fixed income securities. Investment grade is defined as securities rated BBB- or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the Fund’s Portfolio Managers. The average portfolio duration of the Fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The Fund expects to invest in a variety of fixed income securities including, but not limited to, corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper; bank certificates of deposit; debt securities issued by states or local governments and their agencies; obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities (such as the European Union); obligations issued or guaranteed by the U.S. Government and its agencies; mortgage-backed securities and asset-backed securities; commercial real estate securities; and floating rate instruments.

This Morningstar Style Box™ shows the duration and credit quality of bonds held in the Fund. Duration and credit quality are two main components of bond performance. The assessment reflects the Fund’s portfolio as of the date reported and is not a precise indication of risk or performance—past, present or future. Definitions of style assessments: Duration: Short, up to 3.5 years; Intermediate, more than 3.5 years to less than six years; Long, six years or greater. Credit quality:

High, AA or better; Medium, A or BBB; Low, BB or lower as rated by Standard & Poor’s or its equivalent, as reported to Morningstar. Source: Morningstar, Inc.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 1.88% (excluding front-end sales charges) during the six-month period ended April 30, 2012, underperforming its benchmark index, which returned 2.08%. The Fund’s benchmark index, the Barclays Intermediate Government/Credit Bond Index, includes U.S. Government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The six-month period ended April 30, 2012 was sort of a “best of both worlds” environment for a fixed income market. The approval of a 130bn EUR aid package for Greece boosted risk assets after a proposed referendum threatened outright default. While the aid package was hardly a cure for the ongoing European debt crisis, it established a lifeline to its weakest link. Locally, a slew of improving fourth quarter economic releases helped ease concerns of a recession. Gross Domestic Product (“GDP”) growth accelerated from 1.8% in the third quarter to 3% in the fourth quarter—also providing a holiday boost to credit spreads and equity prices. It is important to note, however, that the economic momentum has slowed a bit in recent weeks. In the Treasury market, the Federal Reserve Board implemented “Operation Twist” during the period in which it essentially sold short Treasuries and bought longer Treasuries with the sale proceeds. This, while not having the dramatic effect of additional quantitative easing, helped keep long-term interest rates low and helped the Treasury market achieve positive

9

Performance Summary and Commentary

(UNAUDITED)

Eagle Investment Grade Bond Fund (cont’d)

absolute returns even as risky assets performed well. As far as the benchmark sectors were concerned, financial institutions outperformed industrials and utilities in the credit sector. The credit sector generally outperformed the government-related and Treasury sectors.

The Fund returned 1.88% during the period as all sectors contributed to positive total returns. Similar to the Fund’s benchmark index, financial institutions outperformed industrials and utilities within the credit sector. Credit in general outperformed the government-related, structured product and Treasury sectors.

The Fund underperformed its benchmark by a small margin in the period. The chief performance detractor relative to the Fund’s benchmark was the Fund’s underweight position in lower-rated investment grade corporate bonds. Additionally, large money-center financial institutions outperformed the investment grade corporate sector during the period, and the Fund was underweight these institutions relative to the benchmark index. Somewhat offsetting this factor was a large underweight in Treasuries in favor of corporate credit, as corporate credit outperformed Treasuries by a wide margin. The overweight structured products added a small contribution to relative performance.

Underperformers  |  U.S. Treasury Note, 2.13%, 8/15/21, was sold as the yield curve moved higher in March to shorten duration. The Fund no longer owns this security.

John Deere Capital Corporation FDIC, 2.88%, 6/19/12, a finance holding company with corporate credit issues guaranteed by the Temporary Liquidity Guarantee Program (“TLGP”), underperformed lower rated issues. The Fund continues to own this security.

Anheuser-Busch InBev Worldwide Inc., FRN, 1.20%, 3/26/13, the world’s largest brewer, and Hewlett-Packard Company, FRN, 0.60%, 9/13/12, an information technology corporation, as well as consumer products companies in general, underperformed longer-duration credits as the Federal Reserve forecast near-zero short term rates through late-2014. The Fund continues to own both securities.

Microsoft Corporation, 2.95%, 6/1/14, a world leader in developing, manufacturing, and licensing of a wide range of computer products, underperformed lower-rated issues during the period. The Fund continues to own this security.

Top performers  |  Tennessee Valley Authority, 5.50%, 7/18/17, the largest public power provider in the U.S., and Private Export Funding Corporation, 2.25% 12/15/17, a private entity that assists in financing of U.S. exports, both agency issues, have longer maturities than the average agency issues in the Fund’s benchmark.

The Fund owns General Electric Capital Corporation, 3.35%, 10/17/16, a company that offers commercial loans, leases and middle market finance solutions. During the reporting period, financials outperformed industrials and utilities industries.

Plum Creek Timberlands, L.P., 4.70%, 3/15/21, is the largest private timberland owner in the U.S.; its Standard & Poor’s BBB-rated issues outperformed A- and AA-rated issues during the period.

V.F. Corporation, 3.50%, 9/1/21, a leader in branded lifestyle apparel with a diverse variety of brands and products, is one of the Fund’s longest-duration corporate issues during a period when the end of the yield curve moved lower.

The Fund continues to hold each of the securities noted above as “top performers”.

10

Performance Summary and Commentary

(UNAUDITED)

Eagle Mid Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), is the Portfolio Manager of the Eagle Mid Cap Growth Fund (the “Fund”), and has managed the Fund since its inception. Eric Mintz, CFA®, has been Co-Portfolio Manager since 2011, and Christopher Sassouni, DMD, has served as Assistant Portfolio Manager of the Fund since 2006. Mr. Mintz served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization (“mid-cap”) companies. The Fund’s Portfolio Managers seek to capture the significant long-term capital appreciation potential of mid-cap, rapidly growing companies. The Portfolio Managers use a “bottom-up” investment approach through a proprietary research strategy that emphasizes the selection of mid-cap growth stocks that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Fund’s Portfolio Managers believe that conducting extensive research on mid-cap companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 10.85% (excluding front-end sales charges) during the six-month period ended April 30, 2012, underperforming its benchmark index, which returned 12.26%. The Fund’s benchmark index, the Russell Midcap® Growth Index (“Russell Midcap”), measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  All sectors within the benchmark posted positive returns for the period. Consumer discretionary, healthcare and industrials led benchmark performance with strong returns. In consumer discretionary, solid returns in the specialty retail and media industries boosted sector performance. The biotechnology and healthcare equipment and supplies industries reflected strong returns to bolster performance in the healthcare sector. In industrials, the machinery and electrical equipment industries performed well during the period. Consequently, all sectors within the Fund generated positive absolute returns for the period. Strong returns in the consumer discretionary and healthcare sectors contributed most to the Fund’s performance. In consumer discretionary, the specialty retail and hotels, restaurants and leisure industries boosted sector performance for the period. The Fund’s investments in the healthcare technology and healthcare equipment and supplies industries performed well to support healthcare sector returns. The information technology and materials sectors lagged for the period. The computers and peripherals and electronic equipment instruments and components industries pulled down returns in the information technology sector. In materials, negative returns in the metals and mining industry tempered sector performance for the period.

The Fund underperformed its benchmark index during the period. The information technology, industrials and materials sectors pulled returns relative to the Fund’s benchmark down for the period. A modest overweight in the underperforming software industry hurt relative returns in information technology. In industrials, underperformance in the electrical equipment industry damaged sector returns. In materials, the Fund’s returns were strong in the chemicals industry but trailed those of the corresponding benchmark for the period. The Fund did perform well against the index within the energy, consumer discretionary and telecommunications services sectors. Solid returns in the oil & gas and consumable fuels industry led to

11

Performance Summary and Commentary

(UNAUDITED)

Eagle Mid Cap Growth Fund (cont’d)

outperformance in the energy sector. In consumer discretionary, strong performance in the specialty retail and internet and catalog retail industries boosted relative returns for the period. Substantial returns in the wireless telecommunication services industry boosted relative performance in the telecommunication services sector.

Underperformers  |  Rovi Corporation is a provider of digital entertainment technology solutions to the consumer electronics industry as well as service providers. Feedback from cable and satellite providers reflected below-expected adoption rates for Rovi’s TotalGuide product line. The Portfolio Managers believe technology’s evolution towards networked devices does provide Rovi with an opportunity to take advantage of advertising trends in the near to mid-term. The Fund continues to own this security.

Polypore International, Inc. is a specialty filtration company that makes separation membranes used in lithium ion batteries, which have seen significant growth from both consumer electronics and hybrid electric vehicles. The stock underperformed due to concerns about waning sales for the all-electric Chevy Volt, which was the subject of a well-publicized investigation into engine fires that had occurred following crash tests. The investigation has since been resolved and high gasoline prices have helped boost sales of Volts to their highest levels during the month of March. The Fund no longer owns this security.

Deckers Outdoor Corporation produces and markets footwear and related accessories, most notably the UGG line of footwear, through several department store channels across the U.S. and internationally. An abnormally warm seasonal weather pattern tempered sales for the period, as the January through March timeframe is typically a strong period for Decker’s UGG boots line. The Fund no longer owns this security.

Gentex Corporation develops and manufactures automotive and fire protection products. Standards proposed to mandate the implementation of Rear Camera Displays (RCDs), one of the firm’s core offerings, on new vehicles have been postponed until the end of 2012. Despite this legislative delay, trends in the automotive industry continue to shift toward the use of backup cameras and technology-enhanced mirrors, which the Portfolio Managers expect to favor Gentex going forward. The Fund continues to own this security.

Riverbed Technology, Inc. is a vendor of wide area network (WAN) optimization appliances, driven by data center consolidation, cloud computing and data storage solutions. With several of the firm’s new products planned for release later this year, in some cases customers have re-evaluated their current orders ahead of the ensuing product offering transition, resulting in tempered sales for the period. The Fund continues to own this security.

Top performers  |  GNC Holdings, Inc. (Class A) is a global specialty retailer of health and wellness products including vitamins, sports nutrition and diet and herbal supplements. The stock continues to benefit from sustained growth trends in the space as the baby boomer generation adopts the daily-vitamin philosophy and the general public increases its health awareness.

SXC Health Solutions Corp. is a provider of pharmacy benefits management services and healthcare information technology solutions to the healthcare benefits management industry. As the wave of drug patent expirations begin to materialize, firms involved in the generic-drugs supply chain such as SXC Health Solutions are increasingly benefitting from associated tailwinds in the space. The stock also benefitted from the pending acquisition of Catalyst Health Solutions during the period.

Sally Beauty Holdings, Inc. is a retailer of cosmetics, hair care and skin care goods and styling appliances. The firm’s strength is reflected in its stores which have exhibited both consistent revenue and earnings growth while expanding margins and reducing debt levels in a difficult economic environment.

Priceline.com, Incorporated provides online reservations for hotels, car rentals, vacation packages and other travel services. Strength in the firm’s international bookings supported momentum during the period, due at least in part to successful advertising in regions of Europe and emerging markets.

Continental Resources, Inc. is an independent oil and natural gas exploration and production company with operations across the U.S. The production environment in the Bakken region has improved substantially after a stretch of extremely adverse weather conditions early on in the previous year, and the firm’s initial test results in the Three Forks region suggest production prospects for horizontal drilling activity in the area.

The Fund continues to hold each of the securities noted above as “top performers”.

12

Performance Summary and Commentary

(UNAUDITED)

Eagle Mid Cap Stock Fund

Meet the managers  |  Todd L. McCallister, Ph.D., CFA®, is a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”) and Co-Portfolio Manager of the Eagle Mid Cap Stock Fund (the “Fund”). Dr. McCallister has managed the Fund since its inception. Scott Renner has been Co-Portfolio Manager since July 2011. Stacey Serafini Pittman, CFA®, served as Assistant Portfolio Manager to the Fund from 2000 to 2005, before being named Co-Portfolio Manager in 2005.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization (“mid-caps”) companies. The Portfolio Managers of the Fund employ a “bottom-up” stock-selection process to identify growing, mid-cap companies that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Portfolio Managers seek to gain a comprehensive understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 12.17% (excluding front-end sales charges) during the six-month period ended April 30, 2012, slightly underperforming its benchmark index, the S&P MidCap 400® Index (“S&P MidCap 400”) which returned 12.48%. The S&P MidCap 400 is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The market was up sharply during the six-month reporting period as investors returned to stocks after last summer’s decline. The S&P MidCap 400 was up 12.48% in this same time frame, led by industrials and materials. The energy sector was the only sector that was negative in the index. Overall, the daily correlations among stocks have come down from the record highs that were seen in 2011. The Portfolio Managers believe that the shift should cause stock selection to be rewarded, particularly in investments that are seen as growth names offering good risk/return profiles.

In the Fund, consumer discretionary was the largest contributor followed by financials on an absolute basis, while consumer staples and utilities contributed the least to performance. Although the Fund was underweight in consumer staples and utilities compared to the index, the impact to performance was still positive. The Fund was up almost as much as its index benchmark, the S&P MidCap 400, with energy and materials contributing the most to performance during the period. Industrials were a source of underperformance for the portfolio as machinery and professional services weighed on the portfolio. The Fund’s positions in the financial sector also held the portfolio back as its positions in diversified financial services, capital markets and real estate investment trusts underperformed.

Underperformers  |  QEP Resources, Inc., a leading independent natural gas and oil exploration and production company, underperformed during the past six months as the price of natural gas continued to fall. The Fund continues to own the holding for its natural gas liquids developments in the Rockies.

SanDisk Corporation, the world’s largest dedicated provider of flash memory storage solutions, traded off as it preannounced revenues that were lower than expected. The stock saw a pricing decline due to weakness in its end markets. The Fund chose to sell the position.

The price of Gardner Denver, Inc., a designer, manufacturer, and marketer of engineered industrial machinery and related parts and services, was down as the company had earnings results that were largely in line with estimates, and volumes in

13

Performance Summary and Commentary

(UNAUDITED)

Eagle Mid Cap Stock Fund (cont’d)

their natural gas pumps and fracking business were down. The stock traded lower again after one of its key pressure pumping customers negatively preannounced earnings due to falling demand in the natural gas fracking business. The Fund continues to hold the position at these prices as the Portfolio Managers believe that it has more than priced in the risk for this quarter of revenue.

Parametric Technology Corporation, a U.S.-based company that develops, markets and supports software for product development, traded lower as the result of the company negatively preannouncing results in the first quarter following the cancellation of a large licensing deal. The Fund continues to hold the stock because the Portfolio Managers feel that Parametric Technology’s software provides solutions for collaboration that will still be utilized for an entire lifecycle of product manufacturing.

Medicis Pharmaceutical Corporation (Class A), a medical cosmetics company, traded lower on concerns of generic competition around its drug Solodyn. The Fund chose to sell the security as it appears that generic competition would affect them more than some analysts initially thought.

Top performers  |  Crown Castle International Corporation is a leading independent owner and operator of shared wireless communications and broadcast infrastructures. The company has experienced a significant increase in site leasing and is planning to convert its structure to a real estate investment trust to give more cash back to its shareholders. Crown Castle also raised 2012 guidance, due in large part to the acquisition of outdoor distributed antennae systems (DAS) company NextG Networks. The Fund continues to own this security.

The price of Solutia, Inc., a maker of specialty chemicals and performance materials, was up significantly following the announcement, made in late January, that they would be acquired by Eastman Chemical Company. Although the acquisition is not expected to close until the end of the second quarter of 2012, the deal is expected to be immediately accretive to earnings for Eastman and will expand Eastman’s emerging market business. Leading up to the acquisition announcement, Solutia had been experiencing wider profit margins after selling its lower profitability businesses during the downturn. The Fund sold the position prior to the acquisition.

Wyndham Worldwide Corporation, the holding company for Wyndham Hotels & Resorts, beat earnings again but surprised some investors with the strength of its share repurchases. Wyndham’s management has been putting the company’s strong free cash flow directly into the share repurchases. Furthermore, Wyndham’s segments lodging, vacation exchange and vacation ownership units outperformed. The Fund continues to own this security.

DISH Network Corporation (Class A), the second largest pay TV provider in the U.S., traded higher as it grew video subscriber additions and beat earnings expectations. With recent FCC rulings, the wireless spectrum that DISH Network currently owns has become more valuable. The Fund continues to own this security.

Sunoco, Inc., an American petroleum and petrochemical manufacturer and one of the largest gasoline distribution companies in the U.S., received a takeout offer from Energy Transfer Partners during the period. Although the Fund trimmed its position in Sunoco, it did not sell out of the position as there was the possibility of a higher takeout offer in the future. By the end of the six-month period, Sunoco had entered into a definitive merger agreement with Energy Transfer Partners, creating one of the largest and most diversified energy partnerships in the U.S.

14

Performance Summary and Commentary

(UNAUDITED)

Eagle Small Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), has been responsible for the management of the Eagle Small Cap Growth Fund (the “Fund”) since 1995. Eric Mintz, CFA®, has been Co-Portfolio Manager since 2011, and previously served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of small-capitalization (“small-cap”) companies. Using a “bottom-up” approach, the Fund’s Portfolio Managers seek to capture the significant long-term capital appreciation potential of small, rapidly growing companies. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Portfolio Managers also look for small-cap growth companies that are reasonably priced. Since small-cap companies often have narrower markets than large-capitalization (“large-cap”) companies, the Portfolio Managers believe that conducting extensive proprietary research on small-cap growth companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 8.99% (excluding front-end sales charges) during the six-month period ended April 30, 2012, underperforming its benchmark index, the Russell 2000® Growth Index (“Russell 2000 Growth”), which returned 10.58%. The Russell 2000 Growth is an unmanaged index comprised of Russell 2000® Index (“Russell 2000”) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index (“Russell 3000”). The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  All sectors within the Fund generated positive returns for the period. Strong returns in the consumer discretionary, healthcare and energy sectors contributed most to the Fund’s performance. Consumer discretionary, specialty retail and hotels, restaurants and leisure industries boosted performance for the period. The Fund’s investment in the health care providers and services industry performed well to support healthcare sector returns. In energy, the energy equipment and services industry led with strong returns in the sector. The industrials, materials and financials sectors lagged for the period. In industrials, the electrical equipment industry pulled down returns in the sector. The metals and mining industry posted negative returns for the materials sector. Negative returns in the consumer finance industry tempered performance in the financials sector.

The Fund underperformed its benchmark index during the period. The industrials, healthcare, information technology and financials sectors pulled returns relative to the Fund’s benchmark down for the period. Weak performance in the electrical equipment and professional services industries dragged down relative returns in industrials. In healthcare, underperformance in the biotechnology and healthcare equipment and supplies industries damaged sector returns. Soft results in the software industry hurt relative returns in information technology. In the financials sector, underperformance in the consumer finance industry pulled down relative returns for the period. The Fund did perform well against the index within the energy, consumer discretionary and consumer staples sectors. Outperformance in the energy equipment and services industry boosted relative returns in the energy sector. Modest overweight positioning with strong performance in the specialty retail industry led to strong

15

Performance Summary and Commentary

(UNAUDITED)

Eagle Small Cap Growth Fund (cont’d)

consumer discretionary relative returns. In consumer staples, slight overweight posture coupled with solid performance in the food and staples retailing industry boosted sector returns for the period.

Underperformers  |  Rovi Corporation is a provider of digital entertainment technology solutions to the consumer electronics industry as well as service providers. Feedback from cable and satellite providers reflected below-expected adoption rates for Rovi’s TotalGuide product line. Technology’s evolution toward networked devices does provide Rovi with an opportunity to take advantage of advertising trends in the near to mid-term. The Fund no longer owns this security.

OPNET Technologies, Inc. provides application and network performance management solutions. The firm missed on earnings in part due to lighter utilization within its service segment, which in turn compressed margins during the quarter. OPNET did experience significant year-over-year bookings growth in its Application Performance Management (APM) offering, which represents the majority of OPNET’s total bookings revenue. The Fund continues to own this security.

BJ’s Restaurants, Inc. owns and operates casual dining restaurants across the U.S., with its menu including soups and salads, sandwiches, pasta and desserts as well as a variety of handcrafted beers. After having a strong run, BJ’s was hurt by its own success as a high valuation combined with difficult comps caused a stock price correction. The Portfolio Managers believe that BJ’s Restaurants remains a well-run concept with a very profitable box and a significant growth runway. The Fund continues to own this security.

Meritor, Inc. is a supplier of automotive components, including drive trains used in commercial trucking. The North American trucking cycle is showing signs of recovery and average fleet age is at historically high levels, which the Fund’s Portfolio Managers believe is likely to support near-term growth prospects in light of concerns over the current economic environment. The Fund continues to own this security.

Polypore International, Inc. is a specialty filtration company that makes separation membranes used in lithium ion batteries, which have seen significant growth from both consumer electronics and hybrid electric vehicles. The stock underperformed due to concerns about waning sales for the all-electric Chevy Volt, which was the subject of a well-publicized investigation into engine fires that had occurred following crash tests. The investigation has since been resolved and high gasoline prices have helped boost sales of Volts to their highest levels during the month of March. The Fund continues to own this security.

Top performers  |  SuccessFactors, Inc. is a provider of cloud-based performance management, succession planning and learning management solutions to organizations. The firm was acquired during the period by SAP AG. The Fund sold its position prior to the acquisition at a significant premium.

Lufkin Industries, Inc. is a manufacturer of pump jacks utilized in the enhanced oil recovery process. The firm’s artificial lift segment is seeing increased application in part due to the continual rise in the U.S. oil rig count supported by favorable pricing in oil-based energy. The Fund continues to own this security.

GNC Holdings, Inc. (Class A) is a global specialty retailer of health and wellness products including vitamins, sports nutrition and diet and herbal supplements. The stock continues to benefit from sustained growth trends in the space as the baby boomer generation adopts the daily-vitamin philosophy and the general public increases its health awareness. The Fund continues to own this security.

Genesco Inc. is a retailer of headwear, footwear and clothing accessories. The firm continues to leverage its strong positioning in the Journeys footwear and Lids headwear lines to grow earnings, maintaining top market share in those spaces in the absence of direct competitors. The Fund continues to own this security.

Shuffle Master, Inc. develops and manufactures technology-based products for the gaming industry. Shuffler and slot machine revenue growth continue to impress, while the firm is also improving its balance sheet through the reduction of debt. The Fund continues to own this security.

16

Performance Summary and Commentary

(UNAUDITED)

Eagle Smaller Company Fund

Meet the managers  |  David M. Adams, CFA®, and John “Jack” McPherson, CFA®, Managing Directors at Eagle Boston Investment Management, Inc. (“EBIM”), are Co-Portfolio Managers of the Eagle Smaller Company Fund (the “Fund”), and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since its inception.

Investment highlights  |  The Fund invests primarily in equity securities of small-capitalization (“small-caps”) companies. Using a valuation sensitive approach to investing, the Fund’s Portfolio Managers seek to capture capital growth by selecting securities that the Portfolio Managers believe are selling at a discount relative to their underlying value and then hold them until their market value reflects their intrinsic value. To assess value, a “bottom-up” method of analysis is utilized. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. Other factors that the Portfolio Managers may look for when selecting investments include: management with demonstrated ability and commitment to the company, above-average potential for earnings and revenue growth, low debt levels relative to total capitalization and strong industry fundamentals.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 8.79% (excluding front-end sales charges) during the six-month period ended April 30, 2012, underperforming both the primary benchmark index, the Russell 2000® Index (“Russell 2000”), and the secondary benchmark index, the Russell 2500® Index (“Russell 2500”), which returned 11.02% and 12.03%, respectively. The Russell 2000 is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index (“Russell 3000”), and the Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies in the Russell 3000. The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Market volatility reared its ugly head again during the third quarter of 2011, only to then temporarily recede and follow with two consecutive quarters of positive, double-digit performance in the U.S. equity markets. For the six-month period ended April 30, 2012, all ten Global Industry Classification (“GIC”) sectors generated a positive return while three resulted in a positive total effect contribution to the Fund’s performance. The Russell 2000 and Russell 2500 benchmarks were led by the information technology, consumer staples, financials, and industrials sectors. The telecommunication services, utilities, energy, and consumer discretionary sectors lagged the overall return for the Fund and the benchmark (except utilities). This market environment resulted in rotational shifts in industries and sectors that outperformed/underperformed in late 2011 through early 2012.

The overall strong performance during the reporting period came despite continued uncertainty surrounding the sovereign debt crisis in Europe, continued heightened tensions in the Middle East, and financial health and employment questions here in the U.S. As for the impact of our economic outlook on the small-caps sector of the market, the Portfolio Managers believe the greater exposure to domestic sources of revenue for small-caps versus large-capitalization (“large-caps”) positions them to do relatively well from a fundamental perspective. Positive revenue growth driven by an improving economy combined with margin expansion potential driven by positive operating leverage bodes well for earnings growth. The Portfolio Managers continue to believe that valuations are not stretched relative to large-caps, which eliminates a potential headwind for the asset class.

17

Performance Summary and Commentary

(UNAUDITED)

Eagle Smaller Company Fund (cont’d)

Even though the Fund realized a positive absolute return during the period with a total return of 8.79%, the Fund underperformed the primary Russell 2000 and the secondary Russell 2500 benchmarks. The primary factor was attributed to stock selection in consumer discretionary, healthcare, and telecommunication services. Performance was positively impacted from stock selection in information technology, consumer staples, and industrials. The Portfolio Managers continue to believe that their fundamentally-oriented focus on higher quality companies with below-average balance sheet leverage combined with their value-oriented approach will continue to be rewarded over the longer term and they remain disciplined to focusing on the higher quality segment of the market.

Underperformers  |  IAMGOLD Corporation, a leading mid-tier gold mining company, experienced a decline of 42% as market prices slid during the period. The Portfolio Managers believe that the company’s valuation actually factored lower commodity prices already, and the Fund maintains the position.

RadioShack Corporation, a retail chain that sells consumer electronics and wireless products, fell 54% during the period after the company significantly lowered its 2012 earnings guidance due to a decline in profitability in its wireless products. The Fund continues to maintain a position as the Portfolio Managers believe the company’s profitability will rebound to its long-term trend, the company is positioned to benefit from adding new partners such as Verizon and Target, has a strong balance sheet, and the valuation remains compelling.

Alaska Communications Systems Group, Inc., a provider of telecommunications services in the state of Alaska, was sold during the period due to an increased level of market competition that contributed to a cut in the dividend that had been providing valuation support.

Rovi Corporation, a provider of digital entertainment technology solutions, suffered a decline of 42% during the period as the company had reported revenue that did not meet some estimate expectations. While the stock declined based on some legacy products, the Portfolio Managers believe that it overshadowed the company’s longer-term prospects from new product development. The Fund continues to maintain the position.

Alpha Natural Resources, Inc., a coal producer, fell 33% as weak natural gas prices and disappointing electricity demand driven by the warm winter weather combined to depress the price for coal. The Fund continues to maintain the position as the Portfolio Managers believe electricity demand will rebound and that the demand destruction due to low natural gas prices has peaked.

Top performers  |  Equinix, Inc., a provider of high performance IT data centers, appreciated 71% as a result of strong underlying fundamentals for their business. The Fund continues to hold the position because the Portfolio Managers believe that the initial investment thesis of above-average, long-term demand for the company’s services remains intact.

On Assignment, Inc., a leading specialty staffing company that places professionals in the technology, life sciences, and healthcare sectors, appreciated 74% due to a positively received transformational acquisition as well as a strong earnings outlook. The company continues to benefit from skill-set imbalances and strong demand for temporary workers in each of their markets. The Fund maintains a position as the Portfolio Managers believe the company is poised to benefit from strong synergies and a higher growth profile of its recent acquisition, a continuation of buoyant demand trends in its end markets, and the expansion of its workforce.

PrivateBancorp, Inc., a commercial and private bank based in Chicago, appreciated 45% as investors began to anticipate improving credit and loan growth for the company. The Fund continues to maintain a position as the shares trade at an attractive valuation, and the Portfolio Managers believe the company will continue to benefit from the improving credit profile of their loan book, an improving appetite for business borrowing in Chicago, and better loan profitability.

DealerTrack Holdings, Inc., a provider of software solutions to the retail auto industry in the U.S. and Canada, appreciated 38% as a result of a more bullish current outlook for auto sales, strong reported earnings, and a continued robust growth forecast. The Fund continues to maintain the position.

Carter’s, Inc., a leading manufacturer of baby and young children’s apparel in the U.S., realized a return of 43%. The positive contribution during the period was further supported by improvements in cotton prices, Carter’s fundamentals, and the OshKosh integration. The Portfolio Managers believe the company is well positioned for continued growth and moderate volatility due to its renewed business strategy, more optimal sourcing arrangements, and favorable operations structure. The Fund continues to maintain the position.

18

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE CAPITAL APPRECIATION FUND
Common stocks—97.4%	Shares	Value
Apparel—2.8%
NIKE, Inc., Class B	85,738	$9,591,510

Banks—1.6%
Northern Trust Corporation	114,482	5,448,198

Beverages—2.2%
PepsiCo, Inc.	115,683	7,635,078

Chemicals—2.9%
Praxair, Inc.	84,168	9,738,237

Commercial services—3.8%
MasterCard Incorporated, Class A	28,855	13,050,251

Computers—11.1%
Apple Inc.*	49,964	29,190,967
NetApp, Inc.*	215,302	8,360,177

Cosmetics/personal care—3.1%
Avon Products, Inc.	150,390	3,248,424
The Procter & Gamble Company	115,927	7,377,594

Diversified financial services—5.8%
American Express Company	174,928	10,532,415
CME Group Inc.	34,662	9,213,853

Electronics—1.5%
Honeywell International Inc.	82,848	5,025,560

Healthcare products—2.0%
St. Jude Medical, Inc.	172,939	6,696,198

Internet—9.7%
Amazon.com, Inc.*	25,753	5,972,121
Equinix, Inc.*	62,144	10,204,045
Google Inc., Class A*	27,838	16,848,393

Lodging—2.6%
Marriott International, Inc., Class A	226,526	8,854,901

Oil & gas—1.7%
Devon Energy Corporation	84,187	5,880,462

Oil & gas services—7.8%
Cameron International Corporation*	90,345	4,630,181
Halliburton Company	190,082	6,504,606
Schlumberger Limited	209,212	15,510,978

Pharmaceuticals—4.2%
Abbott Laboratories	112,349	6,972,379
Teva Pharmaceutical Industries Limited, Sponsored ADR	159,878	7,312,820

Real estate—3.0%
CBRE Group, Inc., Class A*	551,218	10,368,410

Real estate investment trusts—5.2%
American Tower Corporation	268,179	17,587,179

Retail—11.2%
Costco Wholesale Corporation	129,020	11,375,693
Lowe’s Companies, Inc.	430,302	13,541,604
PVH Corp.	63,004	5,594,755
Urban Outfitters, Inc.*	261,728	7,579,643

Semiconductors—8.9%
QUALCOMM Incorporated	324,351	20,706,568
Xilinx, Inc.	265,013	9,641,173

Software—3.0%
Oracle Corporation	351,492	10,330,350

Common stocks—97.4%	Shares	Value
Telecommunications—3.3%
Crown Castle International Corp.*	198,534	$11,239,010
Total common stocks (cost $208,699,788)		331,763,733

Total investment portfolio (cost $208,699,788) 97.4%		331,763,733

Other assets in excess of liabilities 2.6%		8,983,971

Net assets 100.0%		$340,747,704

* Non-income producing security

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Technology	23.0%
Consumer, cyclical	16.6%
Financial	15.6%
Consumer, non-cyclical	15.3%
Communications	13.0%
Energy	9.5%
Basic materials	2.9%
Industrial	1.5%

EAGLE GROWTH & INCOME FUND
Common stocks—97.8%	Shares	Value
Domestic—85.5%
Aerospace/defense—2.8%
United Technologies Corporation	105,649	$8,625,184

Banks—9.2%
JPMorgan Chase & Co.	265,443	11,408,740
The PNC Financial Services Group, Inc.	145,635	9,658,513
Wells Fargo & Company	227,280	7,597,970

Beverages—5.4%
PepsiCo, Inc.	120,289	7,939,074
The Coca-Cola Company	118,341	9,031,785

Chemicals—4.7%
E.I. du Pont de Nemours and Company	169,953	9,085,687
PPG Industries, Inc.	51,965	5,468,797

Cosmetics/personal care—2.8%
The Procter & Gamble Company	137,326	8,739,427

Electric—3.0%
Wisconsin Energy Corporation	251,316	9,258,482

Electrical components & equipment—3.1%
Emerson Electric Co.	186,867	9,817,992

Electronics—2.8%
Honeywell International Inc.	142,712	8,656,910

Entertainment—2.1%
Regal Entertainment Group, Class A	472,965	6,437,054

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE GROWTH & INCOME FUND (cont’d)
Common stocks—97.8%	Shares	Value
Food—5.6%
General Mills, Inc.	241,126	$9,377,390
Sysco Corporation	278,117	8,037,581

Healthcare products—1.7%
Becton, Dickinson and Company	66,848	5,244,226

Miscellaneous manufacturer—3.0%
3M Company	106,419	9,509,602

Oil & gas—10.0%
Chevron Corporation	101,857	10,853,882
ConocoPhillips	121,663	8,714,721
Exxon Mobil Corporation	131,752	11,375,468

Pharmaceuticals—8.5%
Abbott Laboratories	161,221	10,005,375
Johnson & Johnson	139,260	9,064,433
Pfizer Inc.	330,494	7,578,227

Real estate investment trusts—6.3%
Digital Realty Trust, Inc.	64,241	4,823,857
HCP, Inc.	91,812	3,805,607
ProLogis, Inc.	117,265	4,195,742
Simon Property Group, Inc.	43,017	6,693,445

Retail—5.3%
McDonald’s Corporation	71,829	6,999,736
The Home Depot, Inc.	188,435	9,759,049

Telecommunications—4.7%
AT&T Inc.	225,652	7,426,207
CenturyLink, Inc.	188,881	7,283,251

Toys/games/hobbies—2.7%
Mattel, Inc.	250,523	8,417,573

Transportation—1.8%
Norfolk Southern Corporation	78,547	5,728,433
Total domestic common stocks (cost $246,119,758)		266,619,420

Foreign—12.3%
Banks—2.6%
Bank of Montreal	137,649	8,172,221

Electronics—3.1%
Tyco International Ltd.	169,894	9,536,150

Gas—2.4%
National Grid PLC, Sponsored ADR	138,735	7,504,176

Oil & gas—1.7%
Total S.A., Sponsored ADR	110,350	5,308,939

Pharmaceuticals—2.5%
GlaxoSmithKline PLC, Sponsored ADR	167,115	7,725,727
Total foreign common stocks (cost $35,410,357)		38,247,213

Total common stocks (cost $281,530,115)		304,866,633

Total investment portfolio (cost $281,530,115) 97.8%		304,866,633

Other assets in excess of liabilities 2.2%		7,011,298

Net assets 100.0%		$311,877,931

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	26.5%
Financial	18.1%
Industrial	16.6%
Energy	11.6%
Consumer, cyclical	10.2%
Utilities	5.4%
Communications	4.7%
Basic materials	4.7%

EAGLE INTERNATIONAL EQUITY FUND
Common stocks—92.7%	Shares	Value
Australia—0.6%
Newcrest Mining Ltd.	7,437	$203,798

Brazil—0.5%
Petroleo Brasileiro S.A.—Petrobras	7,270	85,395
Vale S.A.	4,590	102,580

Britain—15.3%
AMEC PLC	3,702	68,407
Anglo American PLC	1,836	70,558
ARM Holdings PLC	14,962	126,725
BAE Systems PLC	20,036	95,988
Barclays PLC	42,589	151,312
BG Group PLC	24,150	568,495
BHP Billiton PLC	19,760	635,414
BP PLC	47,565	343,510
Centrica PLC	16,631	82,834
Compass Group PLC	18,711	195,558
Diageo PLC	17,992	452,880
GlaxoSmithKline PLC	13,222	305,776
Hikma Pharmaceuticals PLC	10,518	107,197
HSBC Holdings PLC	66,923	604,219
National Grid PLC	16,571	178,973
Pearson PLC	3,071	57,813
Premier Oil PLC*	13,341	80,975
Reckitt Benckiser Group PLC	4,515	262,834
Rio Tinto PLC	3,509	195,472
Rolls-Royce Holdings PLC	17,492	233,773
Vodafone Group PLC	273,670	759,146

Canada—5.2%
Barrick Gold Corporation	7,076	286,235
Cenovus Energy, Inc.	5,168	187,552
Goldcorp, Inc.	677	25,926
Ivanhoe Mines Ltd.*	16,526	192,888
Potash Corporation of Saskatchewan, Inc.	10,738	456,543
Suncor Energy, Inc.	22,923	757,177

China—7.5%
Agricultural Bank of China Ltd., Class H	90,000	42,569
Anhui Conch Cement Company Ltd., Class H*	7,500	25,009
Baidu, Inc., Sponsored ADR*	3,809	505,454
Bank of China Ltd., Class H	188,000	78,374
Bank of Communications Company Ltd., Class H	58,000	44,624
China Citic Bank Corporation Ltd., Class H	35,000	22,168
China Construction Bank Corporation, Class H	178,000	137,945

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—92.7%	Shares	Value
China (cont’d)
China Merchants Bank Company Ltd., Class H*	17,500	$37,754
China National Building Material Company Ltd., Class H*	40,000	53,619
China Petroleum & Chemical Corporation, Class H	106,000	112,455
China Shenhua Energy Company Ltd., Class H*	13,500	59,943
CNOOC Ltd.	106,000	224,637
Ctrip.com International Ltd., Sponsored ADR*	3,030	65,660
Dongfeng Motor Group Company Ltd., Class H	106,000	207,169
Golden Eagle Retail Group Ltd.	53,000	138,428
Industrial & Commercial Bank of China Ltd., Class H	182,000	120,954
Intime Department Store Group Company Ltd.	68,500	86,136
Lenovo Group Ltd.	170,000	162,952
PetroChina Company Ltd., Class H	142,000	211,186
Tencent Holdings Ltd.	6,000	187,795
Wumart Stores, Inc., Class H	37,500	86,475
Zhuzhou CSR Times Electric Company Ltd., Class H	16,000	45,134
Zoomlion Heavy Industry Science and Technology Company Ltd., Class H	37,600	55,717

Czech—0.3%
Komercni Banka AS	666	122,469

Denmark—1.9%
Novo Nordisk AS, Class B	4,563	671,783

Finland—0.4%
Fortum Oyj	6,403	137,729

France—8.7%
Air Liquide S.A.	753	96,929
BNP Paribas	3,650	146,636
Cie Generale d’Optique Essilor International S.A.	3,794	334,172
Danone	4,235	297,952
Eutelsat Communications	1,630	58,019
GDF Suez	6,437	148,174
Iliad S.A.	504	64,880
LVMH Moet Hennessy Louis Vuitton S.A.	3,355	555,793
PPR	1,162	194,344
Sanofi	4,818	367,732
Schneider Electric S.A.*	5,999	368,536
Societe Generale S.A.	3,743	88,489
Total S.A.	8,089	387,314
Vinci S.A.	1,314	60,992

Germany—8.4%
Adidas AG	498	41,530
Allianz SE	928	103,406
Bayer AG	1,505	106,003
Bayerische Motoren Werke AG	2,268	215,585
Brenntag AG	1,189	148,102
Daimler AG	3,818	211,076
Deutsche Bank AG	5,354	232,953
Deutsche Post AG	5,432	101,384
Deutsche Telekom AG	18,615	209,865
E.ON AG	6,314	143,044
Fraport AG	10,528	684,114
Fresenius SE & Co. KGaA	3,864	385,654
Henkel AG & Co. KGaA	202	12,364
RWE AG	2,628	112,970
SAP AG	2,536	168,147
Siemens AG	2,082	192,833

Hong Kong—4.4%
Belle International Holdings Ltd.	114,000	222,680

Common stocks—92.7%	Shares	Value
Hong Kong (cont’d)
Cheung Kong Holdings Ltd.	7,000	$92,713
China Merchants Holdings International Company Ltd.	46,970	151,266
China Mobile Ltd.	25,500	282,488
China Resources Enterprise Ltd.	44,000	159,473
Hang Lung Properties Ltd.	69,000	254,305
Hutchison Whampoa Ltd.	9,000	86,166
Li & Fung Ltd.	160,000	340,858

Ireland—1.0%
CRH PLC	6,258	126,443
WPP PLC	18,507	250,342

Israel—0.7%
Teva Pharmaceutical Industries Limited, Sponsored ADR	5,865	268,265

Italy—0.8%
ENI SpA	4,473	99,501
Intesa Sanpaolo SpA	55,302	83,672
Saipem SpA	2,100	103,968

Japan—13.0%
Aisin Seiki Company Ltd.	3,101	109,196
Canon, Inc.	4,273	193,475
Daikin Industries Ltd.	590	15,670
FANUC Corporation	2,100	356,680
Honda Motor Company Ltd.	12,190	438,873
Isuzu Motors Ltd.	47,000	268,181
ITOCHU Corporation	18,900	212,807
KDDI Corporation	20	130,842
Komatsu Ltd.	14,700	425,104
Mitsubishi Corporation	9,300	201,009
Mitsubishi Electric Corporation	13,000	114,235
Mitsui & Company Ltd.	6,000	93,366
Nissan Motor Company Ltd.	33,500	347,128
Nitto Denko Corporation	2,600	106,793
SMC Corporation	1,200	199,797
Softbank Corporation	4,200	125,294
Suzuki Motor Corporation	10,700	251,747
Toyota Motor Corporation	14,941	610,246
Unicharm Corporation	9,316	520,408

Luxembourg—0.3%
L’Occitane International S.A.	21,764	57,903
SES S.A., Sponsored FDR	2,577	61,708

Macau—1.3%
Sands China Ltd.	56,800	221,908
Wynn Macau Ltd.	76,400	243,824

Netherlands—3.5%
ASML Holding N.V.	1,896	96,474
European Aeronautic Defence and Space Company N.V.	2,400	94,751
ING Groep N.V.*	15,189	107,103
Reed Elsevier N.V.	8,171	96,359
Royal Dutch Shell PLC, Class A	15,483	552,520
Unilever N.V.	8,574	293,609
Ziggo N.V.*	765	24,060

Norway—0.2%
Statoil ASA	2,918	78,151

Russian Federation—1.1%
Sberbank	177,520	402,142

Singapore—0.8%
Genting Singapore PLC*	85,000	118,410

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—92.7%	Shares	Value
Singapore (cont’d)
Keppel Corporation Ltd.	7,000	$62,295
Singapore Press Holdings Ltd.	13,000	41,678
Singapore Telecommunications Ltd.	32,000	80,557

South Korea—3.2%
Hana Financial Group, Inc.	1,320	45,157
Hyundai Heavy Industries Company Ltd.	158	39,305
Hyundai Mobis	222	59,949
Hyundai Motor Company	609	143,998
KB Financial Group, Inc.	1,230	41,672
KIA Motors Corporation	647	47,534
LG Chem Ltd.	134	33,493
POSCO	442	146,861
Samsung Electronics Company Ltd.	446	546,135
Shinhan Financial Group Company Ltd.	1,550	53,860

Spain—1.4%
Banco Bilbao Vizcaya Argentaria S.A.	18,481	124,910
Banco Santander S.A.	31,666	197,845
Iberdrola S.A.	19,339	90,032
Inditex S.A.	990	89,347

Sweden—1.1%
Atlas Copco AB, Class A	7,405	176,275
Elekta AB, Class B	2,926	148,448
TeliaSonera AB	12,516	83,822

Switzerland—9.0%
ABB Ltd.*	7,547	137,528
Cie Financiere Richemont S.A.	343	21,200
Dufry AG*	1,912	259,315
Flughafen Zuerich AG	230	85,650
Nestle S.A.	10,345	633,705
Novartis AG	7,186	396,253
Roche Holding AG	2,183	398,768
Swiss Re AG*	3,958	248,124
Syngenta AG	1,150	402,719
The Swatch Group AG	563	259,650
UBS AG*	8,082	100,886
Xstrata PLC	10,388	198,511
Zurich Insurance Group AG*	588	143,818

Taiwan—1.5%
Hon Hai Precision Industry Company Ltd.	36,000	113,023
Taiwan Semiconductor Manufacturing Company Ltd.	147,000	434,280

United Arab Emirates—0.6%
Dragon Oil PLC	24,550	233,674
Total common stocks (cost $28,104,308)		33,771,273

Preferred stocks—2.0%
Brazil—0.6%
Petroleo Brasileiro S.A.—Petrobras	9,186	102,599
Vale S.A.	5,881	127,885

Britain—0.0%
Rolls-Royce Holdings PLC, Class C*(a)	1,854,152	3,009

Germany—1.4%
Henkel AG & Co. KGaA	1,833	136,361
Volkswagen AG	2,007	380,169
Total preferred stocks (cost $520,864)		750,023

Common stocks—92.7%	Value

Total investment portfolio (cost $28,625,172) 94.7%	$34,521,296

Other assets in excess of liabilities 5.3%	1,919,453

Total net assets 100.0%	$36,440,749

* Non-income producing security
(a) Restricted security deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At April 30, 2012, this security aggregated $3,009 or 0.0% of the net assets of the Fund.

ADR—American depository receipt
FDR—Fiduciary depositary receipt

Sector allocation
Sector	Percent of net assets
Consumer, cyclical	17.8%
Consumer, non-cyclical	16.6%
Energy	11.7%
Financial	10.5%
Industrial	10.4%
Basic materials	9.7%
Communications	8.5%
Technology	4.7%
Utilities	2.5%
Diversified	2.3%

Forward foreign currency contracts outstanding

Contract to deliver		Counterparty	In exchange for		Delivery date	Unrealized appreciation (depreciation)
CHF	811,083	UBS AG Stamford	USD	886,368	06/20/12	$7,769
EUR	81,331	Credit Suisse First Boston	USD	106,882	06/20/12	800
EUR	1,599,566	Deutsche Bank AG	USD	2,102,440	06/20/12	15,381
USD	2,121,600	Deutsche Bank AG	EUR	1,599,566	06/20/12	3,779
USD	891,260	UBS AG Stamford	CHF	811,083	06/20/12	(2,877)
USD	107,777	Credit Suisse First Boston	EUR	81,331	06/20/12	95
		Net unrealized appreciation				$24,947

CHF—Swiss Franc
EUR—Euro
USD—United States Dollar

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Industry allocation
Industry	Value	Percent of net assets
Oil & gas	$4,025,141	11.0%
Auto manufacturers	3,121,706	8.6%
Banks	2,739,921	7.5%
Pharmaceuticals	2,515,774	6.9%
Telecommunications	1,815,801	5.0%
Mining	1,808,802	5.0%
Retail	1,517,048	4.2%
Chemicals	1,350,582	3.7%
Food	1,225,266	3.4%
Semiconductors	1,203,614	3.3%
Engineering & construction	968,284	2.7%
Healthcare products	868,274	2.4%
Holding companies-diversified	855,520	2.3%
Distribution/wholesale	848,040	2.3%
Internet	823,789	2.3%
Machinery-construction & mining	657,096	1.8%
Electric	631,949	1.7%
Insurance	602,451	1.7%
Cosmetics/personal care	578,311	1.6%
Electrical components & equipment	527,905	1.4%
Lodging	465,732	1.3%
Beverages	452,880	1.2%
Aerospace/defense	427,521	1.2%
Household products/wares	411,559	1.1%
Iron/steel	377,326	1.0%
Machinery-diversified	356,680	1.0%
Real estate	347,018	1.0%
Gas	261,807	0.7%
Advertising	250,342	0.7%
Building materials	220,741	0.6%
Hand/machine tools	199,797	0.5%
Media	195,850	0.5%
Food service	195,558	0.5%
Office/business equipment	193,475	0.5%
Miscellaneous manufacturer	192,833	0.5%
Oil & gas services	172,375	0.5%
Auto parts & equipment	169,145	0.5%
Software	168,147	0.5%
Computers	162,952	0.4%
Diversified financial services	140,689	0.4%
Entertainment	118,410	0.3%

Industry allocation (cont’d)
Industry (cont’d)	Value	Percent of net assets
Electronics	$113,023	0.3%
Transportation	101,384	0.3%
Coal	59,943	0.2%
Apparel	41,530	0.1%
Shipbuilding	39,305	0.1%
Total investment portfolio	$34,521,296	94.7%

EAGLE INVESTMENT GRADE BOND FUND
Corporate bonds—62.4%	Principal amount (in thousands)	Value
Domestic—53.1%
Apparel—0.8%
VF Corporation, 3.50%, 09/01/21	$1,000	$1,052,074

Auto manufacturers—0.8%
Daimler Finance North America LLC, 144A, FRN, 1.67%, 09/13/13	1,000	1,006,870

Banks—3.8%
BB&T Corporation, 2.15%, 03/22/17	500	502,251
JPMorgan Chase & Company, 3.15%, 07/05/16	1,200	1,243,679
Northern Trust Corporation, 3.45%, 11/04/20	750	783,478
PNC Funding Corporation, 2.70%, 09/19/16	1,000	1,040,778
US Bancorp, 2.20%, 11/15/16	1,250	1,286,911

Beverages—4.8%
Anheuser-Busch InBev Worldwide, Inc., FRN, 1.20%, 03/26/13	2,000	2,012,208
Dr Pepper Snapple Group, Inc., 2.90%, 01/15/16	1,000	1,045,371
PepsiCo, Inc., 0.80%, 08/25/14	1,000	1,006,607
SABMiller Holdings, Inc., 144A, 2.45%, 01/15/17	1,000	1,024,105
The Coca-Cola Company, 3.30%, 09/01/21	1,000	1,062,315

Biotechnology—2.6%
Celgene Corporation, 2.45%, 10/15/15	2,000	2,051,536
Gilead Sciences, Inc., 4.50%, 04/01/21	1,250	1,368,496

Chemicals—2.8%
Air Products & Chemicals, Inc., 2.00%, 08/02/16	1,000	1,026,275
Ecolab, Inc., 3.00%, 12/08/16	1,000	1,053,115
FMC Corporation, 3.95%, 02/01/22	500	520,263
The Mosaic Company, 3.75%, 11/15/21	1,000	1,041,113

Computers—2.2%
Hewlett-Packard Company, FRN, 0.60%, 09/13/12	1,500	1,499,527
International Business Machines Corporation, 1.95%, 07/22/16	1,250	1,290,489

Cosmetics/personal care—0.8%
Colgate-Palmolive Company, 2.30%, 05/03/22	1,000	982,720

Diversified financial services—5.0%
American Express Credit Corporation, 2.80%, 09/19/16	1,500	1,554,449
AON Corporation, 3.50%, 09/30/15	1,750	1,837,349
General Electric Capital Corporation, 3.35%, 10/17/16	1,000	1,057,662
John Deere Capital Corporation, FRN, 0.87%, 10/04/13	1,000	1,005,817
USAA Capital Corporation, 144A, 1.05%, 09/30/14	1,000	991,845

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Corporate bonds—62.4%	Principal amount (in thousands)	Value
Electric—4.0%
Exelon Generation Company LLC, 5.20%, 10/01/19	$1,000	$1,126,433
Georgia Power Company, FRN, 0.79%, 03/15/13	2,000	2,001,040
NextEra Energy Capital Holdings, Inc., 2.55%, 11/15/13	1,000	1,017,964
PSEG Power LLC, 2.50%, 04/15/13	1,000	1,016,751

Electronics—0.8%
Thermo Fisher Scientific, Inc., 2.25%, 08/15/16	1,000	1,043,234

Environmental control—0.8%
Waste Management, Inc., 2.60%, 09/01/16	1,000	1,033,109

Food—0.4%
The JM Smucker Company, 3.50%, 10/15/21	500	520,642

Forest products & paper—0.8%
Plum Creek Timberlands LP, 4.70%, 03/15/21	1,000	1,031,043

Gas—1.1%
Sempra Energy, 9.80%, 02/15/19	1,000	1,387,279

Healthcare products—3.6%
Baxter International, Inc., 5.38%, 06/01/18	1,000	1,194,693
Becton, Dickinson and Company, 3.25%, 11/12/20	1,000	1,054,504
CR Bard, Inc., 4.40%, 01/15/21	1,000	1,133,898
Stryker Corporation, 2.00%, 09/30/16	1,250	1,286,768

Healthcare services—0.8%
WellPoint, Inc., 2.38%, 02/15/17	1,000	1,023,406

Insurance—0.8%
Berkshire Hathaway, Inc., 1.90%, 01/31/17	1,000	1,018,187

Internet—1.7%
Google, Inc., 3.63%, 05/19/21	1,000	1,102,905
Symantec Corporation, 2.75%, 09/15/15	1,000	1,040,276

Media—1.6%
The Walt Disney Company, 1.35%, 08/16/16	1,000	1,006,620
Viacom, Inc., 1.25%, 02/27/15	1,000	1,001,985

Mining—0.9%
Newmont Mining Corporation, 5.13%, 10/01/19	1,000	1,127,845

Oil & gas—2.0%
EQT Corporation, 4.88%, 11/15/21	500	509,926
Occidental Petroleum Corporation, Series 1, 4.10%, 02/01/21	1,000	1,107,130
Southwestern Energy Company, 144A, 4.10%, 03/15/22	1,000	997,933

Pharmaceuticals—3.1%
Allergan, Inc., 3.38%, 09/15/20	750	794,887
Aristotle Holding, Inc., 144A, 2.10%, 02/12/15	1,000	1,014,926
McKesson Corporation, 5.70%, 03/01/17	1,000	1,170,895
Merck & Company, Inc., 2.25%, 01/15/16	1,000	1,044,878

Retail—0.9%
McDonald’s Corporation, 5.80%, 10/15/17	1,000	1,215,969

Semiconductors—1.6%
Intel Corporation, 3.30%, 10/01/21	1,000	1,056,804
Texas Instruments, Inc., 2.38%, 05/16/16	1,000	1,051,779

Software—4.6%
Adobe Systems, Inc., 3.25%, 02/01/15	2,000	2,109,894
BMC Software, Inc., 4.25%, 02/15/22	1,000	1,018,804
Fiserv, Inc., 3.13%, 10/01/15	1,750	1,812,358
Microsoft Corporation, 2.95%, 06/01/14	1,000	1,048,832
Total domestic corporate bonds (cost $66,292,631)		68,470,900

Corporate bonds—62.4%	Principal amount (in thousands)	Value
Foreign—9.3%
Banks—1.4%
The Toronto-Dominion Bank, 2.50%, 07/14/16	$1,750	$1,817,937

Beverages—0.4%
Heineken N.V., 144A, 3.40%, 04/01/22	500	506,939

Chemicals—0.8%
Potash Corp of Saskatchewan, Inc., 3.25%, 12/01/17	1,000	1,074,356

Insurance—1.0%
Willis Group Holdings Ltd., 4.13%, 03/15/16	1,250	1,308,814

Mining—0.8%
Gold Fields Orogen Holding BVI Ltd., 144A, 4.88%, 10/07/20	750	709,990
Rio Tinto Finance USA PLC, 2.00%, 03/22/17	250	252,783

Miscellaneous manufacturer—0.8%
Tyco Electronics Group S.A., 1.60%, 02/03/15	1,000	1,003,807

Oil & gas—2.5%
BP Capital Markets PLC, FRN, 1.07%, 03/11/14	1,250	1,259,470
Total Capital Canada Ltd., FRN, 0.85%, 01/17/14	2,000	2,003,462

Pharmaceuticals—1.6%
Teva Pharmaceutical Finance III BV, FRN, 0.97%, 03/21/14	2,000	1,998,092
Total foreign corporate bonds (cost $11,806,523)		11,935,650

Total corporate bonds (cost $78,099,154)		80,406,550

U.S. Treasuries—17.5%
U.S. Treasury Note, 1.00%, 09/30/16	8,250	8,361,507
U.S. Treasury Note, 1.25%, 08/31/15	3,250	3,335,820
U.S. Treasury Note, 2.00%, 04/30/16	6,250	6,595,212
U.S. Treasury Note, 2.38%, 07/31/17	4,000	4,302,500
Total U.S. Treasuries (cost $22,142,671)		22,595,039

U.S. Government agency securities—6.3%
Fixed rate U.S. Government agency securities—5.3%
Private Export Funding Corporation, 2.25%, 12/15/17	3,000	3,164,580
Tennessee Valley Authority, 5.50%, 07/18/17	3,000	3,654,279

Government-backed corporate bonds—1.0%
John Deere Capital Corporation, FDIC, 2.88%, 06/19/12	1,250	1,254,291
Total U.S. Government agency securities (cost $7,837,409)		8,073,150

Mortgage-backed obligations—6.0%
Domestic—3.6%
Commercial mortgage-backed obligations—2.1%
Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-C5, Class A3, FRN, 5.10%, 08/15/38	348	352,955
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2002-C3, Class A2, 4.99%, 07/12/35	468	474,217
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2003-PM1A, Class A4, FRN, 5.33%, 08/12/40	230	238,875
Morgan Stanley Capital I, 144A, Series 2011-C1, Class A2, 3.88%, 09/15/47	1,000	1,070,217
Morgan Stanley Capital I, Series 2003-T11, Class A4, 5.15%, 06/13/41	495	513,705

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Mortgage-backed obligations—6.0%	Principal amount (in thousands)	Value
Federal agency mortgage-backed obligations—1.5%
Fannie Mae, REMICs, Series 2007-11, Class AB, 5.69%, 01/25/32	$208	$214,127
Fannie Mae, REMICs, Series 2007-118, Class AB, 5.00%, 04/25/35	343	353,906
Freddie Mac, REMICs, Series 2628, Class AB, 4.50%, 06/15/18	169	179,652
Freddie Mac, REMICs, Series 2885, Class LC, 4.50%, 04/15/34	351	379,987
Freddie Mac, REMICs, Series 3114, Class GC, 5.00%, 01/15/34	44	43,844
Freddie Mac, REMICs, Series 3456, Class CG, 5.00%, 01/15/35	222	227,314
Freddie Mac, REMICs, Series R005, Class AB, 5.50%, 12/15/18	31	31,355
Freddie Mac, REMICs, Series R006, Class AK, 5.75%, 12/15/18	83	84,607
Ginnie Mae, REMICs, Series 2004-86, Class PK, 4.00%, 09/20/34	408	431,976
Total domestic mortgage-backed obligations (cost $4,532,070)		4,596,737

Foreign—2.4%
Covered bonds—2.4%
Bank of Montreal, 144A, 2.63%, 01/25/16	1,000	1,054,188
Bank of Nova Scotia, 144A, 2.15%, 08/03/16	1,000	1,034,438
The Toronto-Dominion Bank, 144A, 2.20%, 07/29/15	1,000	1,039,263
Total foreign mortgage-backed obligations (cost $2,997,481)		3,127,889

Total mortgage-backed obligations (cost $7,529,551)		7,724,626

Foreign government securities—3.4%
Egypt Government AID Bonds, 4.45%, 09/15/15	3,000	3,371,520
Province of Ontario Canada, 3.00%, 07/16/18	1,000	1,066,534
Total foreign government securities (cost $4,326,287)		4,438,054

Supranational banks—1.6%
Inter-American Development Bank, 2.25%, 07/15/15	1,000	1,049,655
International Bank for Reconstruction & Development, 2.38%, 05/26/15	1,000	1,053,382
Total supranational banks (cost $1,996,386)		2,103,037

Total investment portfolio (cost $121,931,458) 97.2%		125,340,456

Other assets in excess of liabilities 2.8%		3,640,426

Total net assets 100.0%		$128,980,882

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At April 30, 2012, these securities aggregated $10,450,714 or 8.1% of the net assets of the Fund.

FDIC—Federal deposit insurance corporation

FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis.

REMICs—Real estate mortgage investment conduit

Standard & Poor’s bond ratings
Bond rating	Percent of net assets
AAA	3.7%
AA	36.5%
A	28.2%
BBB	25.5%
Not rated	3.3%

EAGLE MID CAP GROWTH FUND
Common stocks—98.2%	Shares	Value
Aerospace/defense—2.1%
BE Aerospace, Inc.*	108,412	$5,098,616
Triumph Group, Inc.	74,886	4,704,339

Airlines—0.7%
Delta Air Lines, Inc.*	276,695	3,032,577

Apparel—1.2%
Coach, Inc.	77,445	5,665,876

Biotechnology—1.1%
Vertex Pharmaceuticals Incorporated*	136,955	5,270,028

Building materials—1.1%
Lennox International Inc.	114,577	4,972,642

Chemicals—5.7%
CF Industries Holdings, Inc.	56,555	10,918,508
Chemtura Corporation*	289,620	4,929,332
Huntsman Corporation	726,670	10,289,647

Coal—1.1%
Walter Energy, Inc.	78,035	5,174,501

Commercial services—1.0%
Sotheby’s	123,005	4,836,557

Computers—1.1%
Fortinet, Inc.*	82,375	2,151,635
Riverbed Technology, Inc.*	155,770	3,073,342

Diversified financial services—4.3%
Ameriprise Financial, Inc.	170,195	9,226,271
TD AMERITRADE Holding Corporation	346,936	6,518,927
The Charles Schwab Corporation	282,525	4,040,108

Electrical components & equipment—0.9%
General Cable Corporation*	136,280	4,012,083

Electronics—3.4%
Agilent Technologies, Inc.	110,785	4,672,911
Gentex Corporation	374,316	8,223,723
National Instruments Corporation	99,005	2,692,936

Engineering & construction—1.4%
Chicago Bridge & Iron Company N.V.	148,942	6,616,004

Entertainment—1.2%
Bally Technologies, Inc.*	116,039	5,633,693

Environmental control—2.6%
Stericycle, Inc.*	69,750	6,040,350
Waste Connections, Inc.	181,100	5,836,853

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE MID CAP GROWTH FUND (cont’d)
Common stocks—98.2%	Shares	Value
Healthcare products—3.7%
Bruker Corporation*	275,650	$4,143,020
Intuitive Surgical, Inc.*	9,735	5,628,777
The Cooper Companies, Inc.	82,745	7,295,627

Household products/wares—1.5%
Church & Dwight Co., Inc.	139,435	7,083,298

Insurance—1.0%
Arch Capital Group Ltd.*	114,250	4,487,740

Internet—5.7%
F5 Networks, Inc.*	45,505	6,094,485
priceline.com, Incorporated*	14,425	10,974,829
TIBCO Software Inc.*	274,910	9,044,539

Leisure time—2.2%
Royal Caribbean Cruises Ltd.	376,945	10,316,985

Lodging—1.7%
Starwood Hotels & Resorts Worldwide, Inc.	129,700	7,678,240

Machinery-construction & mining—1.1%
Terex Corporation*	214,760	4,862,166

Machinery-diversified—0.8%
AGCO Corporation*	81,295	3,785,908

Media—2.1%
Sirius XM Radio Inc.*	4,375,820	9,889,353

Mining—0.9%
Titanium Metals Corporation	283,255	4,183,676

Miscellaneous manufacturer—2.7%
Colfax Corporation*	147,078	4,984,473
Harsco Corporation	101,895	2,272,259
Hexcel Corporation*	182,655	5,001,094

Oil & gas—6.1%
Cabot Oil & Gas Corporation	175,130	6,154,068
Concho Resources Inc.*	50,210	5,381,508
Continental Resources, Inc.*	88,455	7,894,609
Oasis Petroleum, Inc.*	141,710	4,686,350
Rowan Companies, Inc.*	119,925	4,141,010

Oil & gas services—2.2%
Cameron International Corporation*	79,299	4,064,074
Oil States International, Inc.*	74,836	5,955,449

Pharmaceuticals—7.5%
AmerisourceBergen Corporation	121,945	4,537,573
Herbalife Ltd.	213,475	15,011,562
Mylan Inc.*	386,575	8,392,543
SXC Health Solutions Corp.*	71,430	6,470,129

Retail—8.9%
Chipotle Mexican Grill, Inc.*	11,180	4,630,197
Dollar Tree Inc*	122,750	12,478,765
GNC Holdings, Inc., Class A	305,149	11,919,120
Sally Beauty Holdings, Inc.*	450,246	11,976,544

Semiconductors—5.0%
ARM Holdings PLC, Sponsored ADR	191,720	4,856,268
Lam Research Corporation*	129,470	5,392,426
Linear Technology Corporation	88,720	2,902,031
Rovi Corporation*	163,560	4,677,816
Teradyne, Inc.*	289,040	4,974,378

Software—12.2%
ANSYS, Inc.*	167,160	11,211,421

Common stocks—98.2%	Shares	Value
Software (cont’d)
Autodesk, Inc.*	181,995	$7,165,143
Cerner Corporation*	122,903	9,966,204
Check Point Software Technologies Ltd.*	69,660	4,049,336
Concur Technologies, Inc.*	79,595	4,501,893
Informatica Corporation*	136,070	6,261,941
MSCI Inc., Class A*	155,225	5,679,683
Red Hat, Inc.*	120,850	7,203,869

Telecommunications—2.7%
IPG Photonics Corporation*	39,714	1,922,158
SBA Communications Corporation, Class A*	192,875	10,365,102

Transportation—1.3%
Expeditors International of Washington, Inc.	146,290	5,851,600
Total common stocks (cost $349,353,626)		452,032,698

Total investment portfolio (cost $349,353,626) 98.2%		452,032,698

Other assets in excess of liabilities 1.8%		8,440,922

Net assets 100.0%		$460,473,620

* Non-income producing security

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Technology	18.3%
Industrial	17.3%
Consumer, cyclical	15.9%
Consumer, non-cyclical	14.9%
Communications	10.5%
Energy	9.4%
Basic materials	6.6%
Financial	5.3%

EAGLE MID CAP STOCK FUND
Common stocks—100.2%	Shares	Value
Aerospace/defense—1.1%
BE Aerospace, Inc.*	169,062	$7,950,986

Apparel—1.4%
V.F. Corporation	69,375	10,548,469

Auto parts & equipment—0.8%
BorgWarner Inc.*	79,285	6,266,686

Banks—3.0%
Capital One Financial Corporation	126,300	7,007,124
City National Corporation	138,474	7,375,125
Signature Bank*	119,850	7,872,947

Biotechnology—1.5%
Cubist Pharmaceuticals, Inc.*	172,279	7,283,956
Vertex Pharmaceuticals Incorporated*	97,425	3,748,914

Chemicals—0.5%
Airgas, Inc.	44,061	4,037,750

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE MID CAP STOCK FUND (cont’d)
Common stocks—100.2%	Shares	Value
Commercial services—4.9%
Acacia Research Corporation*	273,371	$11,208,211
Total System Services, Inc.	443,612	10,433,754
Towers Watson & Co., Class A	111,061	7,263,389
Verisk Analytics, Inc., Class A*	152,300	7,455,085

Computers—3.1%
Synopsys, Inc.*	195,531	5,867,885
Teradata Corporation*	243,030	16,958,633

Distribution/wholesale—2.7%
Ingram Micro Inc., Class A*	285,724	5,560,189
W.W. Grainger, Inc.	69,732	14,491,704

Diversified financial services—2.1%
SLM Corporation	608,385	9,022,350
The NASDAQ OMX Group, Inc.*	265,316	6,518,814

Electric—1.6%
ITC Holdings Corp.	148,930	11,536,118

Electrical components & equipment—2.3%
AMETEK, Inc.	156,235	7,863,308
Hubbell Incorporated, Class B	111,957	8,983,430

Electronics—3.6%
Agilent Technologies, Inc.	241,025	10,166,435
Amphenol Corporation, Class A	140,542	8,171,112
Avnet, Inc.*	218,325	7,877,166

Entertainment—1.3%
International Game Technology	604,890	9,424,186

Gas—1.0%
UGI Corporation	247,940	7,234,889

Healthcare products—2.0%
Cepheid*	174,938	6,719,369
St. Jude Medical, Inc.	200,821	7,775,789

Healthcare services—2.2%
CIGNA Corporation	181,630	8,396,755
DaVita Inc.*	85,680	7,589,534

Household products/wares—0.5%
Church & Dwight Co., Inc.	69,694	3,540,455

Insurance—7.6%
Allied World Assurance Company Holdings AG	194,370	13,986,865
Brown & Brown, Inc.	305,254	8,232,700
Principal Financial Group, Inc.	256,956	7,109,973
ProAssurance Corporation	97,465	8,585,692
Reinsurance Group of America, Incorporated	129,777	7,545,235
XL Group PLC	506,240	10,889,222

Internet—1.9%
IAC/InterActiveCorp	287,539	13,845,003

Iron/steel—1.2%
Reliance Steel & Aluminum Co.	159,892	8,936,364

Leisure time—1.2%
Brunswick Corporation	342,564	9,006,008

Lodging—1.6%
Wyndham Worldwide Corporation	237,412	11,951,320

Machinery-diversified—0.9%
Gardner Denver, Inc.	105,408	6,866,277

Common stocks—100.2%	Shares	Value
Media—6.6%
Charter Communications, Inc., Class A*	175,370	$10,604,624
DISH Network Corporation, Class A	333,999	10,677,948
John Wiley & Sons, Inc., Class A	156,033	7,051,131
Liberty Media Corporation, Class A*	87,753	7,673,122
Nielsen Holdings N.V.*	431,259	12,601,388

Miscellaneous manufacturer—3.2%
Hexcel Corporation*	321,395	8,799,795
Pall Corporation	249,716	14,885,571

Oil & gas—5.3%
Cobalt International Energy, Inc.*	256,531	6,864,770
QEP Resources, Inc.	225,151	6,936,902
Rowan Companies, Inc.*	270,585	9,343,300
SM Energy Company	106,645	7,050,301
Sunoco, Inc.	182,925	9,016,373

Oil & gas services—2.8%
Cameron International Corporation*	140,730	7,212,413
Oil States International, Inc.*	167,069	13,295,351

Packaging & containers—2.7%
Crown Holdings, Inc.*	252,781	9,347,841
Sealed Air Corporation	566,072	10,857,261

Pharmaceuticals—3.3%
McKesson Corporation	159,369	14,567,920
Mylan Inc.*	433,640	9,414,324

Private equity—1.2%
The Blackstone Group L.P.	629,928	8,541,824

Real estate investment trusts—3.9%
Essex Property Trust, Inc.	50,192	7,928,830
Mid-America Apartment Communities, Inc.	111,670	7,601,377
Rayonier Inc.	299,357	13,575,840

Retail—6.8%
Darden Restaurants, Inc.	146,035	7,313,433
Macy’s, Inc.	296,355	12,156,482
MSC Industrial Direct Co. Inc., Class A	140,121	10,328,319
Signet Jewelers Limited	235,194	11,470,411
Tiffany & Co.	75,222	5,149,698
Tim Hortons Inc.	67,353	3,885,595

Savings & loans—0.9%
First Niagara Financial Group, Inc.	726,685	6,496,564

Semiconductors—4.4%
Altera Corporation	208,890	7,430,217
Atmel Corporation*	489,665	4,343,329
Avago Technologies Limited	246,069	8,484,459
Lam Research Corporation*	146,005	6,081,108
Skyworks Solutions, Inc.*	222,275	6,032,544

Software—4.3%
Check Point Software Technologies Ltd.*	227,417	13,219,750
Intuit Inc.	190,700	11,054,879
Parametric Technology Corporation*	326,040	7,035,943

Telecommunications—2.7%
Crown Castle International Corp.*	351,968	19,924,909

Transportation—2.1%
J.B. Hunt Transport Services, Inc.	165,165	9,138,580

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE MID CAP STOCK FUND (cont’d)
Common stocks—100.2%	Shares	Value
Transportation (cont’d)
Landstar System, Inc.	117,981	$6,320,242
Total common stocks (cost $626,787,288)		738,819,844

Total investment portfolio (cost $626,787,288) 100.2%		738,819,844

Liabilities in excess of other assets (0.2)%		(1,337,012)

Net assets 100.0%		$737,482,832

* Non-income producing security

Sector allocation
Sector	Percent of net assets
Financial	18.8%
Consumer, cyclical	15.9%
Industrial	15.9%
Consumer, non-cyclical	14.3%
Technology	11.7%
Communications	11.2%
Energy	8.1%
Utilities	2.5%
Basic materials	1.8%

EAGLE SMALL CAP GROWTH FUND
Common stocks—97.0%	Shares	Value
Aerospace/defense—1.9%
Triumph Group, Inc.	706,272	$44,368,007

Airlines—0.5%
JetBlue Airways Corporation*	2,679,070	12,725,583

Apparel—1.4%
Steven Madden, Ltd.*	788,889	34,087,894

Auto parts & equipment—2.7%
Meritor, Inc.*	2,559,482	16,662,228
Tenneco Inc.*	561,851	17,321,866
WABCO Holdings Inc.*	495,105	31,206,468

Banks—0.5%
UMB Financial Corporation	255,130	12,258,997
Biotechnology—4.3%
ARIAD Pharmaceuticals, Inc.*	921,395	15,018,738
Cubist Pharmaceuticals, Inc.*	553,685	23,409,802
Halozyme Therapeutics, Inc.*	1,284,211	10,389,267
Seattle Genetics, Inc.*	1,013,217	20,031,300
United Therapeutics Corporation*	763,285	33,393,719

Chemicals—4.3%
Chemtura Corporation*	707,639	12,044,016
Huntsman Corporation	3,208,783	45,436,367
Intrepid Potash, Inc.*	663,655	16,491,827
Kraton Performance Polymers, Inc.*	636,669	16,553,394
Quaker Chemical Corporation	264,496	11,479,126

Common stocks—97.0%	Shares	Value
Coal—0.5%
Arch Coal, Inc.	1,115,680	$10,889,037

Commercial services—6.7%
Acacia Research Corporation*	555,210	22,763,610
FTI Consulting, Inc.*	637,075	23,151,305
Monster Worldwide, Inc.*	4,021,928	34,709,239
Paraxel International Corporation*	760,725	20,493,931
Sotheby’s	914,716	35,966,633
The Geo Group, Inc.*	1,027,660	21,282,839

Computers—2.8%
Fortinet, Inc.*	982,630	25,666,296
Fusion-io, Inc.*	819,970	21,032,231
Riverbed Technology, Inc.*	977,383	19,283,767

Distribution/wholesale—0.6%
MWI Veterinary Supply, Inc.*	148,296	13,999,142

Diversified financial services—1.3%
Duff & Phelps Corporation, Class A	673,562	10,709,636
Stifel Financial Corp.*	527,765	19,221,201

Electrical components & equipment—0.6%
Universal Display Corporation*	304,930	13,712,702

Electronics—2.0%
Coherent, Inc.*	641,232	33,728,803
Cymer, Inc.*	273,595	14,183,165

Entertainment—3.4%
Bally Technologies, Inc.*	763,710	37,078,120
Pinnacle Entertainment, Inc.*	996,026	11,055,889
Shuffle Master, Inc.*	1,857,414	32,820,505

Environmental control—1.6%
Waste Connections, Inc.	1,193,270	38,459,092

Food—2.6%
The Fresh Market, Inc.*	713,207	36,494,802
United Natural Foods, Inc.*	525,205	25,887,354

Hand/machine tools—1.5%
Regal-Beloit Corporation	533,268	36,070,248

Healthcare products—3.5%
BIOLASE Technology, Inc.*	3	8
Bruker Corporation*	1,816,246	27,298,177
Sirona Dental Systems, Inc.*	750,030	37,884,015
Thoratec Corporation*	496,536	17,284,418

Healthcare services—1.6%
Centene Corporation*	931,117	36,862,922

Home furnishings—1.5%
DTS, Inc.*	724,677	22,609,922
Universal Electronics, Inc.*	746,914	12,637,785

Internet—3.2%
BroadSoft, Inc.*	362,053	15,499,489
Sapient Corporation	1,900,408	22,747,884
TIBCO Software Inc.*	1,180,034	38,823,119

Machinery-construction & mining—1.0%
Terex Corporation*	1,051,660	23,809,582

Machinery-diversified—1.1%
Cognex Corporation	631,858	25,432,284

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—97.0%	Shares	Value
Metal fabricate/hardware—0.7%
Northwest Pipe Company*	253,627	$5,277,978
RTI International Metals, Inc.*	475,175	11,665,546

Mining—1.2%
Titanium Metals Corporation	1,985,418	29,324,624

Miscellaneous manufacturer—2.5%
Colfax Corporation*	739,557	25,063,587
Hexcel Corporation*	825,085	22,590,827
Polypore International, Inc.*	342,826	12,804,551

Oil & gas—2.7%
Atwood Oceanics, Inc.*	332,855	14,755,462
Gulfport Energy Corporation*	478,740	12,547,775
Oasis Petroleum, Inc.*	778,601	25,748,335
Pacific Drilling S.A.*	1,110,135	11,023,641

Oil & gas services—4.4%
Lufkin Industries, Inc.	893,379	68,647,242
OYO Geospace Corporation*	316,585	36,476,924

Pharmaceuticals—5.6%
BioMarin Pharmaceutical Inc.*	597,003	20,716,004
Catalyst Health Solutions, Inc.*	435,540	37,617,590
Herbalife Ltd.	315,412	22,179,772
Onyx Pharmaceuticals, Inc.*	495,510	22,550,660
Salix Pharmaceuticals, Ltd.*	598,376	29,559,774

Real estate investment trusts—1.2%
Redwood Trust, Inc.	567,440	6,627,699
Two Harbors Investment Corp.	2,106,555	22,034,565

Retail—11.2%
BJ’s Restaurants, Inc.*	777,774	33,592,059
Cash America International, Inc.	506,424	23,675,322
Chico’s FAS, Inc.	797,353	12,247,342
Domino’s Pizza, Inc.	205,770	7,780,164
Genesco Inc.*	1,100,982	82,573,650
GNC Holdings, Inc., Class A	1,248,331	48,759,809
The Pantry, Inc.*	943,421	12,038,052
Vitamin Shoppe, Inc.*	997,751	46,964,140

Semiconductors—2.5%
Cavium, Inc.*	685,650	20,062,119
Teradyne, Inc.*	1,446,185	24,888,844
Veeco Instruments Inc.*	519,580	15,686,120

Software—9.8%
Allscripts Healthcare Solutions, Inc.*	1,011,465	11,207,032
ANSYS, Inc.*	422,717	28,351,629
Compuware Corporation*	1,673,255	14,590,784
Concur Technologies, Inc.*	455,375	25,756,010
Informatica Corporation*	518,742	23,872,507
MedAssets, Inc.*	1,371,656	17,296,582
Medidata Solutions, Inc.*	1,240,678	32,145,967
OPNET Technologies, Inc.	519,115	12,022,703
Qlik Technologies, Inc.*	1,198,693	34,534,345
Quality Systems, Inc.	869,397	32,515,448

Telecommunications—2.5%
Acme Packet, Inc.*	381,180	10,699,723
EZchip Semiconductor Ltd.*	437,595	17,604,447
IPG Photonics Corporation*	383,508	18,561,787
NICE Systems Ltd., Sponsored ADR*	312,137	11,992,304

Common stocks—97.0%	Shares	Value
Transportation—1.6%
Atlas Air Worldwide Holdings, Inc.*	281,095	$12,944,425
Landstar System, Inc.	479,027	25,661,476
Total common stocks (cost $1,947,219,930)		2,307,665,097

Investment companies—0.3%
KKR Financial Holdings LLC	866,869	7,871,171
Total investment companies (cost $7,174,624)		7,871,171

Total investment portfolio (cost $1,954,394,554) 97.3%		2,315,536,268

Other assets in excess of liabilities 2.7%		64,958,247

Net assets 100.0%		$2,380,494,515

* Non-income producing security

ADR—American depository receipt

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	24.2%
Consumer, cyclical	21.4%
Technology	15.1%
Industrial	14.5%
Energy	7.6%
Communications	5.7%
Basic materials	5.5%
Financial	3.3%

EAGLE SMALLER COMPANY FUND
Common stocks—95.7%	Shares	Value
Aerospace/defense—1.9%
HEICO Corporation, Class A	28,066	$904,575
Orbital Sciences Corporation*	52,417	658,358

Apparel—1.3%
Carter’s, Inc.*	19,843	1,077,475

Banks—5.1%
Cardinal Financial Corporation	56,776	685,286
First Financial Bancorp	21,810	366,626
Oriental Financial Group, Inc.	83,813	990,670
PrivateBancorp, Inc.	75,378	1,185,696
Signature Bank*	6,436	422,781
Texas Capital Bancshares, Inc.*	16,381	617,728

Biotechnology—2.6%
Charles River Laboratories International, Inc.*	16,335	580,383
Cubist Pharmaceuticals, Inc.*	38,172	1,613,912

Chemicals—2.7%
Albemarle Corporation	20,600	1,345,180
Kraton Performance Polymers, Inc.*	19,639	510,614
Westlake Chemical Corporation	5,859	374,683

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE SMALLER COMPANY FUND (cont’d)
Common stocks—95.7%	Shares	Value
Coal—0.7%
Alpha Natural Resources, Inc.*	22,627	$364,974
Arch Coal, Inc.	22,425	218,868

Commercial services—9.2%
Chemed Corporation	18,775	1,132,884
Cross Country Healthcare, Inc.*	41,197	189,918
Euronet Worldwide, Inc.*	44,869	970,516
FTI Consulting, Inc.*	20,280	736,975
Gartner, Inc.*	13,455	589,329
Matthews International Corporation, Class A	29,170	875,100
Net 1 UEPS Technologies, Inc.*	81,576	717,869
On Assignment, Inc.*	89,050	1,666,126
Paraxel International Corporation*	28,379	764,530

Computers—2.6%
Electronics for Imaging, Inc.*	50,390	899,462
NCR Corporation*	52,450	1,232,575

Distribution/wholesale—1.1%
Ingram Micro Inc., Class A*	45,020	876,089
School Specialty, Inc.*	21,266	69,540

Diversified financial services—5.2%
AerCap Holdings N.V.*	41,443	479,910
Cohen & Steers, Inc.	29,005	1,022,136
Investment Technology Group, Inc.*	50,530	515,406
MarketAxess Holdings Inc.	29,012	995,402
Nationstar Mortgage Holdings Inc.*	29,095	414,604
SWS Group, Inc.	32,063	180,835
The NASDAQ OMX Group, Inc.*	28,690	704,913

Electric—2.0%
ALLETE, Inc.	40,679	1,676,382

Electrical components & equipment—1.0%
Belden Inc.	22,815	793,506

Electronics—0.7%
FLIR Systems, Inc.	26,230	589,126

Engineering & construction—3.3%
Dycom Industries, Inc.*	65,628	1,535,039
URS Corporation	29,508	1,218,975

Food—1.5%
Sara Lee Corporation	57,220	1,261,129

Gas—1.6%
AGL Resources Inc.	34,225	1,349,492

Healthcare products—1.6%
Merit Medical Systems, Inc.*	101,587	1,342,980

Healthcare services—4.4%
AMERIGROUP Corporation*	24,628	1,521,025
AmSurg Corp.*	46,270	1,330,725
MEDNAX, Inc.*	11,890	835,154

Household products/wares—1.2%
Jarden Corporation	23,787	997,389

Insurance—3.8%
Allied World Assurance Company Holdings AG	8,940	643,322
American Equity Investment Life Holding Company	83,019	1,017,813
Assured Guaranty Ltd.	35,040	496,867
Platinum Underwriters Holdings Ltd.	11,250	411,975
Tower Group, Inc.	28,420	613,304

Common stocks—95.7%	Shares	Value
Internet—4.0%
1-800-Flowers.com, Inc., Class A*	134,810	$401,734
DealerTrack Holdings, Inc.*	34,733	1,036,085
Digital River, Inc.*	9,370	176,250
Equinix, Inc.*	10,461	1,717,696

Machinery-diversified—2.5%
AGCO Corporation*	12,255	570,715
Altra Holdings, Inc.*	27,890	509,829
IDEX Corporation	23,380	1,012,588

Media—1.1%
John Wiley & Sons, Inc., Class A	20,450	924,136

Metal fabricate/hardware—0.4%
Kaydon Corporation	12,850	315,211

Mining—1.8%
AuRico Gold Inc.*	91,483	837,984
IAMGOLD Corporation	55,445	687,518

Miscellaneous manufacturer—3.5%
AptarGroup, Inc.	15,700	855,807
Barnes Group, Inc.	36,595	966,108
Harsco Corporation	49,050	1,093,815

Oil & gas—2.9%
Comstock Resources, Inc.*	22,355	392,777
Range Resources Corporation	11,400	759,924
Rosetta Resources Inc.*	25,490	1,281,382

Oil & gas services—3.2%
Dresser-Rand Group Inc.*	28,811	1,402,519
Oceaneering International, Inc.	24,402	1,259,875

Packaging & containers—0.5%
Silgan Holdings, Inc.	9,836	431,505

Pharmaceuticals—2.8%
Herbalife Ltd.	33,197	2,334,413

Real estate investment trusts—2.4%
BioMed Realty Trust, Inc.	20,435	405,022
Campus Crest Communities, Inc.	42,674	497,152
Government Properties Income Trust	24,573	570,585
Healthcare Realty Trust, Inc.	23,280	500,054

Retail—4.4%
AFC Enterprises, Inc.*	84,480	1,442,918
Nu Skin Enterprises, Inc., Class A	20,950	1,116,635
RadioShack Corporation	68,835	356,565
Stage Stores, Inc.	50,371	769,165

Savings & loans—3.7%
BankUnited, Inc.	47,545	1,169,607
Beneficial Mutual Bancorp, Inc.*	70,166	608,339
Berkshire Hills Bancorp, Inc.	30,019	681,131
People’s United Financial, Inc.	49,535	611,262

Semiconductors—1.3%
Emulex Corporation*	50,891	441,734
Intersil Corporation, Class A	28,345	291,103
Rovi Corporation*	13,231	378,407

Software—5.1%
ACI Worldwide, Inc.*	25,689	1,023,964
Aspen Technology, Inc.*	102,452	2,026,501
Avid Technology, Inc.*	27,305	237,280
Bottomline Technologies, Inc.*	39,786	936,165

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

(UNAUDITED)	04.30.2012

EAGLE SMALLER COMPANY FUND (cont’d)
Common stocks—95.7%	Shares	Value
Telecommunications—2.0%
Cbeyond, Inc.*	43,073	$276,959
NeuStar, Inc., Class A*	26,630	968,000
Neutral Tandem, Inc.*	33,481	389,049

Transportation—0.6%
Genesee & Wyoming Inc., Class A*	9,555	515,110
Total common stocks (cost $51,840,958)		79,766,709

Investment companies—0.4%
Solar Capital Ltd.	15,200	315,552
Total investment companies (cost $352,356)		315,552

Total investment portfolio (cost $52,193,314) 96.1%		80,082,261

Other assets in excess of liabilities 3.9%		3,210,199

Net assets 100.0%		$83,292,460

* Non-income producing security

Sector allocation
Sector	Percent of net assets
Consumer, non-cyclical	23.4%
Financial	20.5%
Industrial	14.4%
Technology	9.0%
Communications	7.1%
Consumer, cyclical	6.8%
Energy	6.8%
Basic materials	4.5%
Utilities	3.6%

The accompanying notes are an integral part of the financial statements.	31

Statements of Assets and Liabilities

(UNAUDITED)	04.30.2012

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund
Assets
Investments, at value (a)	$331,763,733	$304,866,633	$34,521,296	$125,340,456
Cash	9,887,477	6,675,629	654,038	3,368,486
Foreign currency (identified cost $621,672)	—	—	627,271	—
Receivable for investments sold	—	—	950,467	1,508,918
Receivable for fund shares sold	274,619	655,228	7,268	246,090
Receivable for dividends and interest	243,492	513,287	156,543	653,666
Receivable for recoverable foreign withholding taxes	—	112,614	69,916	—
Prepaid expenses	18,923	11,632	10,185	34,147
Unrealized gain on forward foreign currency exchange contracts	—	—	27,824	—
Total assets	342,188,244	312,835,023	37,024,808	131,151,763
Liabilities
Payable for investments purchased	—	—	172,465	1,762,445
Payable for fund shares redeemed	871,082	582,688	304,099	266,923
Accrued investment advisory fees	180,568	124,989	859	15,636
Accrued administrative fees	39,861	36,084	4,777	15,474
Accrued distribution fees	104,156	121,041	20,538	61,592
Accrued shareholder servicing fees	146,646	28,223	4,884	8,373
Accrued internal audit fees	726	1,644	726	726
Accrued trustees and officers compensation	10,737	3,972	8,237	8,236
Other accrued expenses	86,764	58,451	64,597	31,476
Unrealized loss on forward foreign currency exchange contracts	—	—	2,877	—
Total liabilities	1,440,540	957,092	584,059	2,170,881
Net assets	340,747,704	311,877,931	36,440,749	128,980,882
Net assets consists of
Paid-in capital	243,137,390	286,186,571	113,743,177	124,757,056
Undistributed net investment income (loss)	(189,398)	319,647	118,341	(16,054)
Accumulated net realized gain (loss)	(25,264,233)	2,037,153	(83,349,828)	830,882
Net unrealized gain on forward foreign currency exchange contracts	—	—	24,947	—
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	123,063,945	23,334,560	5,904,112	3,408,998
Net assets	340,747,704	311,877,931	36,440,749	128,980,882
Net assets, at market value
Class A	225,333,064	164,084,620	16,342,050	64,012,879
Class C	70,688,049	109,236,274	19,315,580	59,648,559
Class I	15,188,480	36,957,489	763,157	5,262,398
Class R-3	873,553	1,554,243	17,666	54,266
Class R-5	28,664,558	42,422	2,296	2,780
Class R-6	N/A	2,883	N/A	N/A
Net asset value (“NAV”), offering and redemption price per share (b)
Class A	$31.28	$13.69	$18.65	$15.31
Maximum offering price (c)	32.84	14.37	19.58	15.91
Class C	27.01	13.24	16.67	15.29
Class I	32.02	13.67	18.83	15.34
Class R-3	30.91	13.65	18.09	15.31
Class R-5	31.96	13.65	18.64	15.30
Class R-6	N/A	13.68	N/A	N/A
Shares of beneficial interest outstanding
Class A	7,204,408	11,988,971	876,422	4,180,312
Class C	2,616,855	8,248,795	1,158,995	3,900,515
Class I	474,278	2,703,671	40,534	343,102
Class R-3	28,264	113,859	977	3,545
Class R-5	896,948	3,107	123	182
Class R-6	N/A	211	N/A	N/A
(a) Identified cost	$208,699,788	$281,530,115	$28,625,172	$121,931,458

(b) NAV amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c) For all funds except the Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

32	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

(UNAUDITED)	04.30.2012

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund

$452,032,698	$738,819,844	$2,315,536,268	$80,082,261
7,071,908	10,229,575	53,184,291	3,286,707
—	—	—	—
4,083,508	—	989,358	—
762,876	647,584	29,025,725	149,036
55,198	68,887	—	36,652
—	—	—	—
13,393	14,128	133,379	2,691
—	—	—	—
464,019,581	749,780,018	2,398,869,021	83,557,347

2,475,419	7,254,294	13,818,804	—
562,450	4,080,312	2,699,024	155,194
224,521	357,097	1,013,052	37,645
51,867	83,179	224,934	7,629
126,526	226,262	265,902	8,637
38,452	153,460	192,981	7,204
726	727	726	726
8,237	8,237	8,237	8,237
57,763	133,618	150,846	39,615
—	—	—	—
3,545,961	12,297,186	18,374,506	264,887
460,473,620	737,482,832	2,380,494,515	83,292,460

355,830,804	644,963,555	2,021,807,892	54,505,495
(1,546,544)	(382,888)	(4,125,637)	58,915
3,510,288	(19,130,391)	1,670,546	839,103
—	—	—	—
102,679,072	112,032,556	361,141,714	27,888,947
460,473,620	737,482,832	2,380,494,515	83,292,460

261,028,762	337,457,677	664,269,516	13,490,685
87,457,662	184,490,241	128,252,112	7,187,953
75,110,931	159,785,007	1,108,624,137	62,512,579
7,597,077	6,010,627	74,365,570	95,030
29,044,323	49,736,449	220,433,949	3,366
234,865	2,831	184,549,231	2,847

$33.21	$28.12	$42.43	$18.84
34.87	29.52	44.55	19.78
28.99	24.44	35.61	18.20
34.04	28.74	43.29	19.15
32.91	27.78	42.01	18.72
34.02	28.75	43.40	19.13
34.04	28.78	43.44	19.14

7,859,265	12,001,647	15,653,959	716,061
3,017,267	7,549,148	3,601,212	394,853
2,206,529	5,559,461	25,607,116	3,264,077
230,830	216,330	1,769,989	5,078
853,773	1,729,671	5,079,619	176
6,900	98	4,247,896	149
$349,353,626	$626,787,288	$1,954,394,554	$52,193,314

The accompanying notes are an integral part of the financial statements.	33

Statements of Operations

(UNAUDITED)	11.01.2011 to 04.30.2012

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Investment Income
Dividends (a)	$2,190,564	$4,391,245	$566,319	$—
Interest	—	—	—	1,302,241
Total Income	2,190,564	4,391,245	566,319	1,302,241

Expenses
Investment advisory fees	984,711	678,609	185,099	185,497
Administrative fees
Class A	164,647	111,595	15,199	46,376
Class C	50,674	70,336	17,057	43,033
Class I	7,207	12,298	265	2,199
Class R-3	592	916	10	40
Class R-5	12,970	14	1	1
Class R-6	N/A	1	N/A	N/A
Distribution and service fees
Class A	274,410	185,991	25,332	77,293
Class C	337,826	468,903	113,715	286,885
Class R-3	1,974	3,053	34	133
Transfer agent and shareholder servicing fees
Class A	282,981	75,665	11,922	13,898
Class C	26,410	40,884	14,038	16,099
Class I	10,301	12,385	318	1,244
Class R-3	837	711	6	54
Class R-5	20,027	96	1	—
Class R-6	N/A	—	N/A	N/A
Professional fees	54,764	63,604	50,358	45,219
State qualification expenses	62,068	62,305	37,234	40,066
Reports to shareholders	42,183	12,200	8,275	8,143
Trustees and officers compensation	18,441	24,076	24,289	24,289
Internal audit fees	4,803	5,783	4,804	4,804
Other	31,427	1,715	61,119	1,733
Total expenses before adjustments	2,389,253	1,831,140	569,076	797,006
Fees and expenses waived	(5,726)	(66)	(120,361)	(108,810)
Recovered fees previously waived by Manager	—	1	—	62,355
Expense offsets	(3,565)	(4,084)	(737)	(1,530)
Total expenses after adjustments	2,379,962	1,826,991	447,978	749,021

Net investment income (loss)	(189,398)	2,564,254	118,341	553,220

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (b)	35,362,982	2,078,361	(985,164)	832,113
Net realized loss on foreign currency transactions	—	(493)	(178,345)	—
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	—	259,147	—
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	14,196,992	22,857,231 †	1,394,189	742,009
Net gain on investments	49,559,974	24,935,099	489,827	1,574,122

Net increase in net assets resulting from operations	49,370,576	27,499,353	608,168	2,127,342

(a) Net of foreign withholding taxes	$—	$4,395	$47,503	$—

(b) Includes India capital gains tax of	—	—	(212)	—

† Includes unrealized appreciation of $1,196,958 from merger (Note 6).

34	The accompanying notes are an integral part of the financial statements.

Statements of Operations

(UNAUDITED)	11.01.2011 to 04.30.2012

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund

$1,239,044	$5,110,845	$5,292,200	$564,349
—	—	—	—
1,239,044	5,110,845	5,292,200	564,349

1,318,638	2,471,617	5,271,118	240,822

199,767	325,727	435,627	9,300
58,421	145,465	86,279	5,099
32,470	80,127	456,547	30,518
4,464	3,876	44,567	24
12,216	29,922	88,150	2
22	1	57,215	1

332,942	542,874	726,039	15,500
389,473	969,762	575,191	33,994
14,878	12,921	148,555	79

142,495	364,271	320,576	6,731
26,573	88,545	40,887	3,012
30,732	78,067	423,465	37,090
3,995	4,369	45,385	7
14,225	51,098	115,462	1
—	—	5,783	1
42,714	42,483	42,713	42,482
64,135	62,126	150,614	46,256
42,579	90,384	254,257	4,151
24,289	24,289	24,289	24,289
4,804	4,804	4,804	4,804
30,830	108,348	123,244	4,626
2,790,662	5,501,076	9,440,767	508,789
—	—	—	(62,452)
—	—	277	9
(5,074)	(7,343)	(23,207)	(1,313)
2,785,588	5,493,733	9,417,837	445,033

(1,546,544)	(382,888)	(4,125,637)	119,316

7,329,944	60,372,808	21,929,799	947,319
—	—	—	—
—	—	—	—
45,863,299	37,727,708	170,436,088	5,779,804
53,193,243	98,100,516	192,365,887	6,727,123

51,646,699	97,717,628	188,240,250	6,846,439

$1,885	$12,228	$—	$1,909

—	—	—	—

The accompanying notes are an integral part of the financial statements.	35

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Equity Fund
	11/1/11 to 04/30/12†	11/1/10 to 10/31/11	11/1/11 to 04/30/12†	11/1/10 to 10/31/11	11/1/11 to 04/30/12†	11/1/10 to 10/31/11

Net assets, beginning of period	$402,173,747	$586,465,458	$228,780,172	$208,708,199	$49,391,367	$84,065,854
Increase (decrease) in net assets from operations
Net investment income (loss)	(189,398)	(628,420)	2,564,254	4,220,542	118,341	(208,981)
Net realized gain (loss) on investments (a)	35,362,982	7,792,547	2,078,361	22,945,083	(985,164)	3,789,391
Net realized gain (loss) on foreign currency transactions (b)	—	—	(493)	21,796	(178,345)	(343,848)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	—	—	—	259,147	(77,658)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	14,196,992	(2,353,826)	22,857,231 ††	(18,729,263)	1,394,189	(10,747,926)
Net increase (decrease) in net assets resulting from operations	49,370,576	4,810,301	27,499,353	8,458,158	608,168	(7,589,022)
Distributions to shareholders from
Net investment income	—	—	(2,244,607)	(4,261,143)	—	(1,589,549)
Net realized gains	—	—	(12,154,993)	—	—	—
Total distributions to shareholders	—	—	(14,399,600)	(4,261,143)	—	(1,589,549)
Fund share transactions
Proceeds from shares sold-Class A	12,777,452	150,556,609	27,798,430	45,742,142	798,861	3,819,721
Proceeds issued in connection with merger-Class A	N/A	N/A	7,847,558	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	—	—	7,206,996	2,386,818	—	785,708
Cost of shares redeemed-Class A	(113,766,562)	(328,524,662)	(19,715,349)	(44,876,604)	(7,927,102)	(14,499,060)
Proceeds from shares sold-Class C	1,023,328	2,784,091	20,566,329	20,606,839	318,342	1,070,069
Proceeds issued in connection with merger-Class C	N/A	N/A	7,436,436	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	—	—	4,091,391	880,356	—	693,884
Cost of shares redeemed-Class C	(7,058,708)	(19,660,905)	(7,278,007)	(14,756,084)	(7,064,306)	(17,467,684)
Proceeds from shares sold-Class I	2,477,646	14,440,652	19,288,484	23,318,736	409,039	417,990
Proceeds issued in connection with merger-Class I	N/A	N/A	4,853,721	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	—	—	552,045	165,312	—	8,749
Cost of shares redeemed-Class I	(7,337,377)	(7,966,827)	(3,245,765)	(18,137,904)	(106,302)	(327,825)
Proceeds from shares sold-Class R-3	75,934	212,628	755,071	735,400	12,959	2,394
Issued as reinvestment of distributions-Class R-3	—	—	55,254	12,186	—	64
Cost of shares redeemed-Class R-3	(76,550)	(143,500)	(244,823)	(212,037)	(277)	—
Proceeds from shares sold-Class R-5	3,428,490	4,165,343	30,944	7,176	—	—
Proceeds issued in connection with merger-Class R-5	N/A	N/A	20,748	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	—	—	829	107	—	74
Cost of shares redeemed-Class R-5	(2,340,272)	(4,965,441)	(22,445)	—	—	—
Proceeds from shares sold-Class R-6(d)	N/A	N/A	—	2,500	N/A	N/A
Issued as reinvestment of distributions-Class R-6(d)	N/A	N/A	159	15	N/A	N/A
Cost of shares redeemed-Class R-6(d)	N/A	N/A	—	—	N/A	N/A
Net increase (decrease) from fund share transactions	(110,796,619)	(189,102,012)	69,998,006	15,874,958	(13,558,786)	(25,495,916)
Increase (decrease) in net assets	(61,426,043)	(184,291,711)	83,097,759	20,071,973	(12,950,618)	(34,674,487)
Net assets, end of period (c)	340,747,704	402,173,747	311,877,931	228,780,172	36,440,749	49,391,367
(a) Includes India capital gains tax of	$—	$—	$—	$—	$(212)	$—
(b) Includes Brazilian IOF tax of	—	—	—	—	—	6,930
(c) Includes undistributed net investment income (accumulated net investment loss) of	(189,398)	—	319,647	—	118,341	—

Shares issued and redeemed
Shares sold-Class A	430,104	5,378,967	2,115,116	3,427,752	44,120	182,577
Shares issued in connection with merger-Class A	N/A	N/A	601,815	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	—	—	576,446	178,141	—	36,528
Shares redeemed-Class A	(4,092,029)	(12,406,299)	(1,490,016)	(3,405,024)	(431,964)	(689,039)
Shares sold-Class C	41,302	114,292	1,613,243	1,600,885	19,667	56,576
Shares issued in connection with merger-Class C	N/A	N/A	588,982	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	—	—	338,535	67,808	—	35,712
Shares redeemed-Class C	(285,404)	(813,314)	(566,820)	(1,139,910)	(433,472)	(917,611)
Shares sold-Class I	81,077	517,496	1,461,637	1,723,647	21,859	19,188
Shares issued in connection with merger-Class I	N/A	N/A	372,654	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	—	—	43,918	12,334	—	405
Shares redeemed-Class I	(257,256)	(287,327)	(245,235)	(1,333,444)	(5,758)	(15,013)
Shares sold-Class R-3	2,583	7,442	57,625	54,207	741	128
Issued as reinvestment of distributions-Class R-3	—	—	4,416	917	—	3
Shares redeemed-Class R-3	(2,682)	(5,041)	(18,634)	(15,596)	(15)	—
Shares sold-Class R-5	116,601	147,001	2,384	570	—	—
Shares issued in connection with merger-Class R-5	N/A	N/A	1,595	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	—	—	65	8	—	3
Shares redeemed-Class R-5	(78,162)	(174,177)	(1,724)	—	—	—
Shares sold-Class R-6(d)	N/A	N/A	—	197	N/A	N/A
Issued as reinvestment of distributions-Class R-6(d)	N/A	N/A	13	1	N/A	N/A
Shares redeemed-Class R-6(d)	N/A	N/A	—	—	N/A	N/A
Shares issued and redeemed	(4,043,866)	(7,520,960)	5,456,015	1,172,493	(784,822)	(1,290,543)

† The data for fiscal periods ending after October 31, 2011 are unaudited.

†† Includes unrealized appreciation of $1,196,958 from merger (Note 6).

(d) Class R-6 commenced operations on August 15, 2011.

36	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Investment Grade Bond Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Growth Fund		Eagle Smaller Company Fund
11/1/11 to 04/30/12†	11/1/10 to 10/31/11	11/1/11 to 04/30/12†	11/1/10 to 10/31/11	11/1/11 to 04/30/12†	11/1/10 to 10/31/11	11/1/11 to 04/30/12†	11/1/10 to 10/31/11	11/1/11 to 04/30/12†	11/1/10 to 10/31/11

$114,492,263	$101,706,495	$386,134,823	$214,455,420	$981,152,942	$1,391,084,078	$1,535,886,218	$485,861,025	$79,210,716	$70,856,563

553,220	1,017,227	(1,546,544)	(2,287,785)	(382,888)	(1,970,910)	(4,125,637)	(5,991,791)	119,316	27,303
832,113	1,015,364	7,329,944	3,635,942	60,372,808	119,675,118	21,929,799	32,335,102	947,319	10,473,540
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

742,009	328,136	45,863,299	3,132,755	37,727,708	(109,656,621)	170,436,088	44,883,433	5,779,804	(1,993,868)
2,127,342	2,360,727	51,646,699	4,480,912	97,717,628	8,047,587	188,240,250	71,226,744	6,846,439	8,506,975

(569,287)	(1,220,091)	—	—	—	—	—	—	(29,578)	(38,788)
(1,008,116)	(539,279)	—	—	—	—	—	—	(10,468,101)	(6,284,232)
(1,577,403)	(1,759,370)	—	—	—	—	—	—	(10,497,679)	(6,323,020)

16,616,781	31,511,028	92,620,196	150,823,483	13,188,891	107,670,184	221,577,046	346,225,993	1,825,404	3,185,520
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
733,033	804,329	—	—	—	—	—	—	1,365,600	782,925
(11,707,983)	(22,440,534)	(95,242,662)	(63,830,502)	(268,750,971)	(304,331,261)	(109,418,395)	(149,599,533)	(1,089,148)	(2,426,615)
11,890,360	18,794,229	14,072,693	22,376,241	3,705,339	19,152,718	19,587,276	40,254,987	898,925	1,552,280
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
558,236	561,201	—	—	—	—	—	—	842,720	456,887
(6,222,856)	(16,305,813)	(7,064,245)	(10,767,809)	(45,125,704)	(51,325,989)	(9,090,450)	(14,441,059)	(614,478)	(684,200)
2,696,830	1,200,033	24,944,159	63,324,968	29,888,943	121,137,093	459,880,525	719,123,336	5,596,558	13,336,578
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
45,603	49,657	—	—	—	—	—	—	7,797,913	4,808,072
(673,082)	(1,987,205)	(16,798,866)	(16,538,707)	(51,989,450)	(305,680,058)	(121,764,374)	(152,146,322)	(8,975,776)	(14,854,678)
1,047	5,889	4,577,346	3,353,309	2,035,118	3,624,843	26,618,363	48,666,548	87,253	13,335
695	937	—	—	—	—	—	—	1,081	246
(27)	(9,400)	(1,478,841)	(1,071,987)	(1,274,467)	(2,325,476)	(5,883,919)	(2,704,567)	(3,813)	(2,900)
—	—	10,623,510	22,041,691	3,539,199	17,471,503	81,975,734	102,641,689	—	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
43	60	—	—	—	—	—	—	404	248
—	—	(3,793,516)	(2,514,696)	(26,604,636)	(23,374,780)	(14,998,853)	(21,268,307)	—	—
N/A	N/A	236,826	2,500	—	2,500	116,375,610	62,511,274	—	2,500
N/A	N/A	—	—	—	—	—	—	341	—
N/A	N/A	(4,502)	—	—	—	(8,490,516)	(465,590)	—	—
13,938,680	12,184,411	22,692,098	167,198,491	(341,387,738)	(417,978,723)	656,368,047	978,798,449	7,732,984	6,170,198
14,488,619	12,785,768	74,338,797	171,679,403	(243,670,110)	(409,931,136)	844,608,297	1,050,025,193	4,081,744	8,354,153
128,980,882	114,492,263	460,473,620	386,134,823	737,482,832	981,152,942	2,380,494,515	1,535,886,218	83,292,460	79,210,716
$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—	—	—
(16,054)	13	(1,546,544)	—	(382,888)	—	(4,125,637)	—	58,915	(30,823)

1,091,110	2,104,935	3,117,243	4,821,472	506,256	3,943,685	5,557,908	8,777,461	97,813	155,355
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
48,473	54,376	—	—	—	—	—	—	81,920	40,109
(769,538)	(1,505,442)	(2,965,719)	(2,098,955)	(10,199,981)	(11,262,612)	(2,672,978)	(3,867,079)	(58,633)	(115,729)
781,305	1,253,087	521,244	816,199	159,740	800,211	571,502	1,207,645	49,931	77,022
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
37,017	38,159	—	—	—	—	—	—	52,180	23,833
(409,084)	(1,097,800)	(260,069)	(408,349)	(1,948,265)	(2,213,347)	(267,135)	(442,329)	(34,036)	(34,144)
176,809	80,301	796,803	1,974,435	1,130,036	4,492,971	11,497,976	18,274,114	288,811	658,055
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
3,010	3,355	—	—	—	—	—	—	460,870	244,065
(44,158)	(134,115)	(538,235)	(557,478)	(1,953,670)	(11,300,305)	(3,007,529)	(3,966,758)	(484,169)	(717,378)
69	397	151,334	114,580	76,802	132,178	664,180	1,270,937	4,602	606
46	64	—	—	—	—	—	—	65	13
(2)	(642)	(47,421)	(35,748)	(48,098)	(87,353)	(149,816)	(71,861)	(194)	(154)
—	—	339,490	713,159	132,399	623,069	1,963,046	2,585,750	—	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
3	4	—	—	—	—	—	—	24	12
—	—	(119,253)	(85,294)	(952,812)	(847,671)	(361,462)	(539,159)	—	—
N/A	N/A	6,948	84	—	98	2,803,644	1,658,855	—	129
N/A	N/A	—	—	—	—	—	—	20	—
N/A	N/A	(132)	—	—	—	(202,323)	(12,280)	—	—
915,060	796,679	1,002,233	5,254,105	(13,097,593)	(15,719,076)	16,397,013	24,875,296	459,204	331,794

The accompanying notes are an integral part of the financial statements.	37

Financial Highlights

Fiscal periods†			From investment operations			Dividends & distributions				Ratios to average daily net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/11	04/30/12	$26.97	$(0.01)	$4.32	$4.31	$—	$—	$—	$31.28	1.39	(b)	1.39	(b)	(0.05	)(b)	11	(c)	15.98	(c)	$225
11/01/10	10/31/11	26.24	(0.01)	0.74	0.73	—	—	—	26.97	1.22		1.22		(0.03)		37		2.78		293
11/01/09	10/31/10	22.65	(0.04)	3.63	3.59	—	—	—	26.24	1.27		1.27		(0.18)		45		15.85		469
11/01/08	10/31/09	18.58	(0.06)	4.13	4.07	—	—	—	22.65	1.32		1.32		(0.31)		54		21.91		367
11/01/07	10/31/08	35.99	(0.13)	(12.71)	(12.84)	—	(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61		(40.38)		329
11/01/06	10/31/07	29.67	0.04	6.46 (d)	6.50	—	(0.18)	(0.18)	35.99	1.20		1.20		0.11		62		22.02		566
Class C*
11/01/11	04/30/12	23.36	(0.08)	3.73	3.65	—	—	—	27.01	1.96	(b)	1.96	(b)	(0.62	)(b)	11	(c)	15.63	(c)	71
11/01/10	10/31/11	22.88	(0.18)	0.66	0.48	—	—	—	23.36	1.92		1.92		(0.74)		37		2.10		67
11/01/09	10/31/10	19.90	(0.19)	3.17	2.98	—	—	—	22.88	1.99		1.99		(0.91)		45		14.97		81
11/01/08	10/31/09	16.45	(0.18)	3.63	3.45	—	—	—	19.90	2.08		2.08		(1.07)		54		20.97		84
11/01/07	10/31/08	32.64	(0.30)	(11.32)	(11.62)	—	(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61		(40.85)		87
11/01/06	10/31/07	27.13	(0.19)	5.88 (d)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62		21.09		170
Class I*
11/01/11	04/30/12	27.55	0.06	4.41	4.47	—	—	—	32.02	0.95	(b)	0.97	(b)	0.38	(b)	11	(c)	16.23	(c)	15
11/01/10	10/31/11	26.72	0.08	0.75	0.83	—	—	—	27.55	0.90		0.90		0.28		37		3.11		18
11/01/09	10/31/10	22.98	0.04	3.70	3.74	—	—	—	26.72	0.91		0.91		0.17		45		16.28		11
11/01/08	10/31/09	18.78	0.01	4.19	4.20	—	—	—	22.98	0.94		0.94		0.07		54		22.36		14
11/01/07	10/31/08	36.21	—	(12.86)	(12.86)	—	(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61		(40.16)		10
11/01/06	10/31/07	29.73	0.17	6.49 (d)	6.66	—	(0.18)	(0.18)	36.21	0.80		0.80		0.51		62		22.51		51
Class R-3*
11/01/11	04/30/12	26.68	(0.04)	4.27	4.23	—	—	—	30.91	1.59	(b)	1.59	(b)	(0.25	)(b)	11	(c)	15.85	(c)	1
11/01/10	10/31/11	26.03	(0.09)	0.74	0.65	—	—	—	26.68	1.51		1.51		(0.33)		37		2.50		1
11/01/09	10/31/10	22.52	(0.10)	3.61	3.51	—	—	—	26.03	1.49		1.49		(0.41)		45		15.59		1
11/01/08	10/31/09	18.51	(0.10)	4.11	4.01	—	—	—	22.52	1.49		1.49		(0.51)		54		21.66		1
11/01/07	10/31/08	35.97	(0.20)	(12.69)	(12.89)	—	(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61		(40.56)		0
09/12/07	10/31/07	33.30	(0.05)	2.72 (d)	2.67	—	—	—	35.97	1.65	(b)	7.17	(b)	(1.26	)(b)	62	(c)	8.02	(c)	0
Class R-5*
11/01/11	04/30/12	27.50	0.06	4.40	4.46	—	—	—	31.96	0.95	(b)	0.98	(b)	0.38	(b)	11	(c)	16.22	(c)	29
11/01/10	10/31/11	26.67	0.07	0.76	0.83	—	—	—	27.50	0.93		0.93		0.25		37		3.11		24
11/01/09	10/31/10	22.94	0.06	3.67	3.73	—	—	—	26.67	0.87		0.87		0.22		45		16.26		24
11/01/08	10/31/09	18.73	0.02	4.19	4.21	—	—	—	22.94	0.87		0.87		0.12		54		22.48		20
11/01/07	10/31/08	36.13	(0.04)	(12.79)	(12.83)	—	(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61		(40.17)		16
11/01/06	10/31/07	29.68	0.16	6.47 (d)	6.63	—	(0.18)	(0.18)	36.13	0.85		0.85		0.48		62		22.45		12

Eagle Growth & Income Fund
Class A*
11/01/11	04/30/12	13.14	0.14	1.19	1.33	(0.12)	(0.66)	(0.78)	13.69	1.13	(b)	1.13	(b)	2.16	(b)	9	(c)	10.76	(c)	164
11/01/10	10/31/11	12.83	0.27	0.30	0.57	(0.26)	—	(0.26)	13.14	1.21		1.21		2.02		123	(e)	4.46		134
11/01/09	10/31/10	11.57	0.20	1.26	1.46	(0.20)	—	(0.20)	12.83	1.40		1.30		1.61		50		12.65		128
11/01/08	10/31/09	9.71	0.31	1.86	2.17	(0.31)	—	(0.31)	11.57	1.39		1.55		3.12		57		22.88		90
11/01/07	10/31/08	17.77	0.37	(6.27)	(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35		1.33		2.75		64		(37.25)		61
11/01/06	10/31/07	14.68	0.36	3.60 (d)	3.96	(0.34)	(0.53)	(0.87)	17.77	1.35		1.40		2.28		63		28.17		96
Class C*
11/01/11	04/30/12	12.74	0.09	1.15	1.24	(0.08)	(0.66)	(0.74)	13.24	1.87	(b)	1.87	(b)	1.40	(b)	9	(c)	10.34	(c)	109
11/01/10	10/31/11	12.46	0.17	0.29	0.46	(0.18)	—	(0.18)	12.74	1.93		1.93		1.30		123	(e)	3.68		80
11/01/09	10/31/10	11.24	0.11	1.23	1.34	(0.12)	—	(0.12)	12.46	2.12		2.05		0.89		50		11.95		72
11/01/08	10/31/09	9.45	0.23	1.80	2.03	(0.24)	—	(0.24)	11.24	2.19		2.31		2.35		57		21.89		49
11/01/07	10/31/08	17.34	0.26	(6.10)	(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15		2.09		1.95		64		(37.75)		36
11/01/06	10/31/07	14.38	0.23	3.50 (d)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52		63		27.05		59
Class I*
11/01/11	04/30/12	13.13	0.15	1.20	1.35	(0.15)	(0.66)	(0.81)	13.67	0.82	(b)	0.82	(b)	2.32	(b)	9	(c)	10.91	(c)	37
11/01/10	10/31/11	12.82	0.32	0.29	0.61	(0.30)	—	(0.30)	13.13	0.88		0.87		2.39		123	(e)	4.77		14
11/01/09	10/31/10	11.56	0.29	1.22	1.51	(0.25)	—	(0.25)	12.82	0.95		0.97		2.01		50		13.15		9
03/18/09	10/31/09	8.43	0.20	3.20	3.40	(0.27)	—	(0.27)	11.56	0.95	(b)	1.12	(b)	3.08	(b)	57	(c)	40.72	(c)	2
Class R-3*
11/01/11	04/30/12	13.10	0.12	1.19	1.31	(0.10)	(0.66)	(0.76)	13.65	1.39	(b)	1.39	(b)	1.85	(b)	9	(c)	10.61	(c)	2
11/01/10	10/31/11	12.81	0.23	0.30	0.53	(0.24)	—	(0.24)	13.10	1.51		1.51		1.71		123	(e)	4.14		1
11/01/09	10/31/10	11.55	0.18	1.26	1.44	(0.18)	—	(0.18)	12.81	1.54		1.54		1.46		50		12.54		0
09/30/09	10/31/09	11.84	0.01	(0.22)	(0.21)	(0.08)	—	(0.08)	11.55	1.65	(b)	1.56	(b)	0.94	(b)	57	(c)	(1.83	)(c)	0

38	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†				From investment operations			Dividends & distributions					Ratios to average daily net asset (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Growth & Income Fund (cont’d)
Class R-5*
11/01/11	04/30/12		$13.13	$0.15	$1.17	$1.32	$(0.14)		$(0.66)	$(0.80)	$13.65	0.95	(b)	1.42	(b)	2.22	(b)	9	(c)	10.73	(c)	$0
11/01/10	10/31/11		12.83	0.29	0.32	0.61	(0.31)		—	(0.31)	13.13	0.95		0.85		2.17		123	(e)	4.77		0
12/28/09	10/31/10		12.11	0.22	0.69	0.91	(0.19)		—	(0.19)	12.83	0.95	(b)	1.85	(b)	2.11	(b)	50	(c)	7.53	(c)	0
Class R-6*
11/01/11	04/30/12		13.13	0.16	1.18	1.34	(0.13)		(0.66)	(0.79)	13.68	0.82	(b)	0.79	(b)	2.49	(b)	9	(c)	10.87	(c)	0
08/15/11	10/31/11		12.70	0.06	0.44	0.50	(0.07)		—	(0.07)	13.13	0.85	(b)	0.96	(b)	2.17	(b)	123	(c)(e)	4.00	(c)	0

Eagle International Equity Fund
Class A*
11/01/11	04/30/12		18.29	0.08	0.28	0.36	—		—	—	18.65	1.67	(b)	2.22	(b)	0.92	(b)	33	(c)	1.97	(c)	16
11/01/10	10/31/11		21.50	0.03	(2.73)	(2.70)	(0.51)		—	(0.51)	18.29	1.65		1.93		0.13		68		(12.90)		23
11/01/09	10/31/10		19.52	0.09	1.89	1.98	—		—	—	21.50	1.74		2.04		0.46		133		10.14		37
11/01/08	10/31/09		17.80	0.20	2.23	2.43	(0.71	)(f)	—	(0.71)	19.52	1.70		1.85		1.18		179		14.34		52
11/01/07	10/31/08		36.52	0.32	(16.15)	(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115		(46.77)		73
11/01/06	10/31/07		29.97	0.27	8.87 (d)	9.14	(0.47)		(2.12)	(2.59)	36.52	1.47		1.41		0.83		56		32.58		166
Class C*
11/01/11	04/30/12		16.41	0.01	0.25	0.26	—		—	—	16.67	2.43	(b)	2.98	(b)	0.18	(b)	33	(c)	1.58	(c)	19
11/01/10	10/31/11		19.32	(0.13)	(2.44)	(2.57)	(0.34)		—	(0.34)	16.41	2.45		2.72		(0.68)		68		(13.58)		26
11/01/09	10/31/10		17.68	(0.05)	1.69	1.64	—		—	—	19.32	2.49		2.79		(0.30)		133		9.28		46
11/01/08	10/31/09		16.15	0.06	2.01	2.07	(0.54	)(f)	—	(0.54)	17.68	2.48		2.62		0.39		179		13.34		65
11/01/07	10/31/08		33.66	0.09	(14.71)	(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115		(47.19)		91
11/01/06	10/31/07		27.85	0.01	8.23 (d)	8.24	(0.31)		(2.12)	(2.43)	33.66	2.23		2.17		0.05		56		31.60		189
Class I*
11/01/11	04/30/12		18.42	0.17	0.24	0.41	—		—	—	18.83	1.15	(b)	1.95	(b)	1.82	(b)	33	(c)	2.23	(c)	1
11/01/10	10/31/11		21.67	0.07	(2.70)	(2.63)	(0.62)		—	(0.62)	18.42	1.15		1.69		0.35		68		(12.57)		0
11/01/09	10/31/10		19.57	0.10	2.00	2.10	—		—	—	21.67	1.15		1.56		0.53		133		10.73		1
03/13/09(g)	10/31/09		13.59	0.08	5.90	5.98	—		—	—	19.57	1.15	(b)	1.50	(b)	0.76	(b)	179	(c)	44.00	(c)	0
02/09/09	02/24/09	(g)	15.60	0.02	(1.86)	(1.84)	—		—	—	13.76	1.15	(b)	1.40	(b)	2.92	(b)	179	(c)	(11.79	)(c)	0
Class R-3*
11/01/11	04/30/12		17.75	0.10	0.24	0.34	—		—	—	18.09	1.75	(b)	2.48	(b)	1.15	(b)	33	(c)	1.92	(c)	0
11/01/10	10/31/11		20.95	— (h)	(2.67)	(2.67)	(0.53)		—	(0.53)	17.75	1.75		2.19		0.01		68		(13.18)		0
12/28/09	10/31/10		20.80	(0.79)	0.94	0.15	—		—	—	20.95	1.74	(b)	3.18	(b)	(4.66	)(b)	133	(c)	0.72	(c)	0
Class R-5*
11/01/11	04/30/12		18.24	0.14	0.26	0.40	—		—	—	18.64	1.15	(b)	1.84	(b)	1.56	(b)	33	(c)	2.19	(c)	0
11/01/10	10/31/11		21.49	0.14	(2.77)	(2.63)	(0.62)		—	(0.62)	18.24	1.15		1.59		0.66		68		(12.70)		0
12/28/09	10/31/10		20.88	(0.07)	0.68	0.61	—		—	—	21.49	1.14	(b)	1.78	(b)	(0.43	)(b)	133	(c)	2.92	(c)	0

Eagle Investment Grade Bond Fund
Class A*
11/01/11	04/30/12		15.25	0.10	0.19	0.29	(0.10)		(0.13)	(0.23)	15.31	0.85	(b)	0.94	(b)	1.26	(b)	30	(c)	1.88	(c)	64
11/01/10	10/31/11		15.15	0.20	0.21	0.41	(0.23)		(0.08)	(0.31)	15.25	0.85		1.04		1.34		78		2.75		58
03/01/10	10/31/10		14.44	0.16	0.67	0.83	(0.12)		—	(0.12)	15.15	0.85	(b)	1.48	(b)	1.51	(b)	53	(c)	5.78	(c)	48
Class C*
11/01/11	04/30/12		15.23	0.03	0.20	0.23	(0.04)		(0.13)	(0.17)	15.29	1.65	(b)	1.71	(b)	0.46	(b)	30	(c)	1.48	(c)	60
11/01/10	10/31/11		15.13	0.08	0.21	0.29	(0.11)		(0.08)	(0.19)	15.23	1.65		1.79		0.55		78		1.95		53
03/01/10	10/31/10		14.44	0.07	0.68	0.75	(0.06)		—	(0.06)	15.13	1.65	(b)	2.23	(b)	0.68	(b)	53	(c)	5.23	(c)	50
Class I*
11/01/11	04/30/12		15.27	0.11	0.21	0.32	(0.12)		(0.13)	(0.25)	15.34	0.60	(b)	0.66	(b)	1.50	(b)	30	(c)	2.07	(c)	5
11/01/10	10/31/11		15.17	0.24	0.20	0.44	(0.26)		(0.08)	(0.34)	15.27	0.60		0.74		1.58		78		2.97		3
03/01/10	10/31/10		14.44	0.16	0.71	0.87	(0.14)		—	(0.14)	15.17	0.60	(b)	2.11	(b)	1.59	(b)	53	(c)	6.05	(c)	4
Class R-3*
11/01/11	04/30/12		15.24	0.07	0.20	0.27	(0.07)		(0.13)	(0.20)	15.31	1.15	(b)	1.35	(b)	0.96	(b)	30	(c)	1.79	(c)	0
11/01/10	10/31/11		15.15	0.16	0.19	0.35	(0.18)		(0.08)	(0.26)	15.24	1.15		1.39		1.04		78		2.38		0
03/01/10	10/31/10		14.44	0.05	0.76	0.81	(0.10)		—	(0.10)	15.15	1.14	(b)	1.95	(b)	0.91	(b)	53	(c)	5.63	(c)	0
Class R-5*
11/01/11	04/30/12		15.22	0.12	0.20	0.32	(0.11)		(0.13)	(0.24)	15.30	0.60	(b)	0.60	(b)	1.53	(b)	30	(c)	2.12	(c)	0
11/01/10	10/31/11		15.13	0.24	0.19	0.43	(0.26)		(0.08)	(0.34)	15.22	0.60		6.01		1.59		78		2.91		0
03/01/10	10/31/10		14.44	0.18	0.65	0.83	(0.14)		—	(0.14)	15.13	0.61	(b)	4.92	(b)	1.77	(b)	53	(c)	5.75	(c)	0

Eagle Mid Cap Growth Fund
Class A*
11/01/11	04/30/12		29.96	(0.10)	3.35	3.25	—		—	—	33.21	1.20	(b)	1.20	(b)	(0.63	)(b)	37	(c)	10.85	(c)	261

The accompanying notes are an integral part of the financial statements.	39

Financial Highlights

Fiscal periods†			From investment operations			Dividends & distributions				Ratios to average daily net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Growth Fund (cont’d)
11/01/10	10/31/11	$28.03	$(0.19)	$2.12	$1.93	$—	$—	$—	$29.96	1.23		1.23		(0.60)		91		6.89		$231
11/01/09	10/31/10	21.25	(0.09)	6.87	6.78	—	—	—	28.03	1.33		1.33		(0.36)		96		31.91		140
11/01/08	10/31/09	18.63	(0.11)	2.73	2.62	—	—	—	21.25	1.44		1.44		(0.59)		127		14.06		95
11/01/07	10/31/08	34.48	(0.20)	(10.29)	(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141		(35.68)		86
11/01/06	10/31/07	28.11	(0.24)	9.18 (d)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98		34.28		130
Class C*
11/01/11	04/30/12	26.24	(0.18)	2.93	2.75	—	—	—	28.99	1.91	(b)	1.91	(b)	(1.34	)(b)	37	(c)	10.48	(c)	87
11/01/10	10/31/11	24.71	(0.35)	1.88	1.53	—	—	—	26.24	1.94		1.94		(1.30)		91		6.19		72
11/01/09	10/31/10	18.88	(0.24)	6.07	5.83	—	—	—	24.71	2.10		2.10		(1.11)		96		30.88		58
11/01/08	10/31/09	16.68	(0.23)	2.43	2.20	—	—	—	18.88	2.22		2.22		(1.36)		127		13.19		45
11/01/07	10/31/08	31.65	(0.36)	(9.25)	(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141		(36.16)		42
11/01/06	10/31/07	26.18	(0.42)	8.46 (d)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98		33.28		69
Class I*
11/01/11	04/30/12	30.66	(0.05)	3.43	3.38	—	—	—	34.04	0.89	(b)	0.89	(b)	(0.33	)(b)	37	(c)	11.02	(c)	75
11/01/10	10/31/11	28.58	(0.09)	2.17	2.08	—	—	—	30.66	0.89		0.88		(0.29)		91		7.28		60
11/01/09	10/31/10	21.58	(0.02)	7.02	7.00	—	—	—	28.58	0.95		0.95		(0.07)		96		32.44		15
11/01/08	10/31/09	18.83	(0.02)	2.77	2.75	—	—	—	21.58	0.95		1.05		(0.13)		127		14.60		6
11/01/07	10/31/08	34.69	(0.12)	(10.38)	(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141		(35.46)		0
11/01/06	10/31/07	28.16	(0.11)	9.21 (d)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98		34.83		0
Class R-3*
11/01/11	04/30/12	29.73	(0.14)	3.32	3.18	—	—	—	32.91	1.48	(b)	1.48	(b)	(0.94	)(b)	37	(c)	10.70	(c)	8
11/01/10	10/31/11	27.88	(0.27)	2.12	1.85	—	—	—	29.73	1.52		1.52		(0.89)		91		6.64		4
11/01/09	10/31/10	21.19	(0.19)	6.88	6.69	—	—	—	27.88	1.61		1.61		(0.72)		96		31.57		1
01/12/09	10/31/09	16.84	(0.15)	4.50	4.35	—	—	—	21.19	1.74	(b)	1.74	(b)	(0.94	)(b)	127	(c)	25.83	(c)	0
Class R-5*
11/01/11	04/30/12	30.64	(0.06)	3.44	3.38	—	—	—	34.02	0.91	(b)	0.91	(b)	(0.35	)(b)	37	(c)	11.03	(c)	29
11/01/10	10/31/11	28.56	(0.11)	2.19	2.08	—	—	—	30.64	0.91		0.91		(0.35)		91		7.28		19
12/28/09	10/31/10	24.70	(0.12)	3.98	3.86	—	—	—	28.56	0.95	(b)	1.15	(b)	(0.44	)(b)	96	(c)	15.63	(c)	0
Class R-6*
11/01/11	04/30/12	30.76	(0.09)	3.37	3.28	—	—	—	34.04	0.83	(b)	0.83	(b)	(0.55	)(b)	37	(c)	10.66	(c)	0
08/15/11	10/31/11	29.65	(0.02)	1.13	1.11	—	—	—	30.76	0.85	(b)	0.85	(b)	(0.32	)(b)	91	(c)	3.74	(c)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/11	04/30/12	25.07	— (h)	3.05	3.05	—	—	—	28.12	1.22	(b)	1.22	(b)	0.00	(b)	66	(c)	12.17	(c)	337
11/01/10	10/31/11	25.37	(0.03)	(0.27)	(0.30)	—	—	—	25.07	1.14		1.14		(0.11)		242		(1.18)		544
11/01/09	10/31/10	21.10	(0.07)	4.34	4.27	—	—	—	25.37	1.20		1.20		(0.32)		245		20.24		736
11/01/08	10/31/09	18.34	(0.03)	2.79	2.76	—	—	—	21.10	1.26		1.26		(0.18)		196		15.05		812
11/01/07	10/31/08	32.59	(0.09)	(10.83)	(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176		(37.04)		780
11/01/06	10/31/07	30.12	(0.06)	5.61 (d)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185		20.08		1,312
Class C*
11/01/11	04/30/12	21.86	(0.08)	2.66	2.58	—	—	—	24.44	1.90	(b)	1.90	(b)	(0.73	)(b)	66	(c)	11.80	(c)	184
11/01/10	10/31/11	22.28	(0.19)	(0.23)	(0.42)	—	—	—	21.86	1.85		1.85		(0.83)		242		(1.89)		204
11/01/09	10/31/10	18.67	(0.21)	3.82	3.61	—	—	—	22.28	1.93		1.93		(1.06)		245		19.34		239
11/01/08	10/31/09	16.34	(0.15)	2.48	2.33	—	—	—	18.67	2.00		2.00		(0.93)		196		14.26		232
11/01/07	10/31/08	29.62	(0.25)	(9.70)	(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176		(37.53)		229
11/01/06	10/31/07	27.83	(0.26)	5.13 (d)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185		19.21		410
Class I*
11/01/11	04/30/12	25.58	0.04	3.12	3.16	—	—	—	28.74	0.85	(b)	0.85	(b)	0.31	(b)	66	(c)	12.35	(c)	160
11/01/10	10/31/11	25.79	0.07	(0.28)	(0.21)	—	—	—	25.58	0.79		0.79		0.24		242		(0.81)		163
11/01/09	10/31/10	21.36	0.01	4.42	4.43	—	—	—	25.79	0.79		0.79		0.06		245		20.74		340
11/01/08	10/31/09	18.49	0.03	2.84	2.87	—	—	—	21.36	0.87		0.87		0.16		196		15.52		254
11/01/07	10/31/08	32.74	—	(10.92)	(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176		(36.85)		79
11/01/06	10/31/07	30.15	0.05	5.62 (d)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185		20.50		94
Class R-3*
11/01/11	04/30/12	24.80	(0.04)	3.02	2.98	—	—	—	27.78	1.48	(b)	1.48	(b)	(0.34	)(b)	66	(c)	12.02	(c)	6
11/01/10	10/31/11	25.17	(0.11)	(0.26)	(0.37)	—	—	—	24.80	1.43		1.43		(0.43)		242		(1.47)		5
11/01/09	10/31/10	20.98	(0.13)	4.32	4.19	—	—	—	25.17	1.41		1.41		(0.57)		245		19.97		4
11/01/08	10/31/09	18.26	(0.06)	2.78	2.72	—	—	—	20.98	1.40		1.40		(0.35)		196		14.90		3
11/01/07	10/31/08	32.52	(0.13)	(10.80)	(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176		(37.16)		1
11/01/06	10/31/07	30.10	(0.10)	5.60 (d)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185		19.91		1

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods†			From investment operations			Dividends & distributions				Ratios to average daily net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class R-5*
11/01/11	04/30/12	$25.60	$0.03	$3.12	$3.15	$—	$—	$—	$28.75	0.93	(b)	0.93	(b)	0.26	(b)	66	(c)	12.30	(c)	$50
11/01/10	10/31/11	25.83	0.05	(0.28)	(0.23)	—	—	—	25.60	0.85		0.85		0.18		242		(0.89)		65
11/01/09	10/31/10	21.39	0.02	4.42	4.44	—	—	—	25.83	0.78		0.78		0.09		245		20.76		72
11/01/08	10/31/09	18.50	0.05	2.84	2.89	—	—	—	21.39	0.79		0.79		0.28		196		15.62		60
11/01/07	10/31/08	32.73	0.02	(10.92)	(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176		(36.80)		24
11/01/06	10/31/07	30.13	0.07	5.61 (d)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185		20.55		34
Class R-6*
11/01/11	04/30/12	25.70	0.05	3.03	3.08	—	—	—	28.78	0.79	(b)	0.79	(b)	0.35	(b)	66	(c)	11.98	(c)	0
08/15/11	10/31/11	25.41	0.01	0.28	0.29	—	—	—	25.70	0.85	(b)	0.85	(b)	0.24	(b)	242	(c)	1.14	(c)	0

Eagle Small Cap Growth Fund
Class A*
11/01/11	04/30/12	38.93	(0.11)	3.61	3.50	—	—	—	42.43	1.11	(b)	1.11	(b)	(0.57	)(b)	17	(c)	8.99	(c)	664
11/01/10	10/31/11	33.79	(0.27)	5.41	5.14	—	—	—	38.93	1.16		1.16		(0.69)		36		15.21		497
11/01/09	10/31/10	25.10	(0.16)	8.85	8.69	—	—	—	33.79	1.31		1.31		(0.55)		49		34.62		266
11/01/08	10/31/09	22.52	(0.18)	2.76	2.58	—	—	—	25.10	1.37		1.37		(0.83)		110		11.46		200
11/01/07	10/31/08	41.33	(0.16)	(12.81)	(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51		(35.81)		189
11/01/06	10/31/07	37.87	(0.15)	6.46 (d)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64		17.65		327
Class C*
11/01/11	04/30/12	32.78	(0.21)	3.04	2.83	—	—	—	35.61	1.82	(b)	1.82	(b)	(1.28	)(b)	17	(c)	8.63	(c)	128
11/01/10	10/31/11	28.65	(0.46)	4.59	4.13	—	—	—	32.78	1.86		1.86		(1.40)		36		14.42		108
11/01/09	10/31/10	21.44	(0.31)	7.52	7.21	—	—	—	28.65	2.05		2.05		(1.25)		49		33.63		72
11/01/08	10/31/09	19.40	(0.30)	2.34	2.04	—	—	—	21.44	2.17		2.17		(1.63)		110		10.52		60
11/01/07	10/31/08	36.69	(0.34)	(11.11)	(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51		(36.26)		59
11/01/06	10/31/07	34.17	(0.39)	5.76 (d)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64		16.75		110
Class I*
11/01/11	04/30/12	39.65	(0.05)	3.69	3.64	—	—	—	43.29	0.79	(b)	0.79	(b)	(0.25	)(b)	17	(c)	9.18	(c)	1,109
11/01/10	10/31/11	34.41	(0.14)	5.38	5.24	—	—	—	39.65	0.82		0.83		(0.37)		36		15.23		679
11/01/09	10/31/10	25.44	(0.12)	9.09	8.97	—	—	—	34.41	0.86		0.86		(0.34)		49		35.26		97
11/01/08	10/31/09	22.72	(0.08)	2.80	2.72	—	—	—	25.44	0.87		0.87		(0.37)		110		11.97		20
11/01/07	10/31/08	41.51	(0.08)	(12.87)	(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51		(35.57)		10
11/01/06	10/31/07	37.91	(0.06)	6.51 (d)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64		18.03		2
Class R-3*
11/01/11	04/30/12	38.58	(0.17)	3.60	3.43	—	—	—	42.01	1.40	(b)	1.40	(b)	(0.86	)(b)	17	(c)	8.89	(c)	74
11/01/10	10/31/11	33.52	(0.34)	5.40	5.06	—	—	—	38.58	1.37		1.37		(0.90)		36		15.10		48
11/01/09	10/31/10	24.96	(0.19)	8.75	8.56	—	—	—	33.52	1.55		1.55		(0.66)		49		34.29		2
11/01/08	10/31/09	22.44	(0.18)	2.70	2.52	—	—	—	24.96	1.54		1.54		(1.01)		110		11.23		2
11/01/07	10/31/08	41.25	(0.20)	(12.77)	(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51		(35.88)		1
11/01/06	10/31/07	37.88	(0.28)	6.50 (d)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64		17.40		1
Class R-5*
11/01/11	04/30/12	39.74	(0.06)	3.72	3.66	—	—	—	43.40	0.83	(b)	0.83	(b)	(0.27	)(b)	17	(c)	9.21	(c)	220
11/01/10	10/31/11	34.39	(0.16)	5.51	5.35	—	—	—	39.74	0.85		0.85		(0.39)		36		15.56		138
11/01/09	10/31/10	25.43	(0.04)	9.00	8.96	—	—	—	34.39	0.88		0.88		(0.14)		49		35.23		49
11/01/08	10/31/09	22.72	(0.09)	2.80	2.71	—	—	—	25.43	0.90		0.90		(0.40)		110		11.93		30
11/01/07	10/31/08	41.50	(0.05)	(12.89)	(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51		(35.55)		11
11/01/06	10/31/07	37.88	—	6.47 (d)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64		18.10		15
Class R-6*
11/01/11	04/30/12	39.76	(0.04)	3.72	3.68	—	—	—	43.44	0.71	(b)	0.71	(b)	(0.21	)(b)	17	(c)	9.26	(c)	185
08/15/11	10/31/11	37.85	(0.06)	1.97	1.91	—	—	—	39.76	0.85	(b)	0.85	(b)	(0.75	)(b)	36	(c)	5.05	(c)	65

Eagle Smaller Company Fund
Class A*
11/01/11	04/30/12	20.05	0.01	1.41	1.42	—	(2.63)	(2.63)	18.84	1.36	(b)	1.42	(b)	0.06	(b)	4	(c)	8.79	(c)	13
11/01/10	10/31/11	19.63	(0.05)	2.23	2.18	—	(1.76)	(1.76)	20.05	1.40		1.44		(0.25)		36		11.35		12
11/01/09	10/31/10	16.54	(0.09)	3.75	3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22		22.63		10
11/03/08	10/31/09	14.29	(0.07)	2.32	2.25	—	—	—	16.54	1.48	(b)	4.53	(b)	(0.45	)(b)	23	(c)	15.75	(c)	6
Class C*
11/01/11	04/30/12	19.52	(0.06)	1.37	1.31	—	(2.63)	(2.63)	18.20	2.09	(b)	2.15	(b)	(0.68	)(b)	4	(c)	8.42	(c)	7
11/01/10	10/31/11	19.32	(0.22)	2.18	1.96	—	(1.76)	(1.76)	19.52	2.28		2.21		(1.13)		36		10.31		6
11/01/09	10/31/10	16.41	(0.23)	3.71	3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22		21.69		5
11/03/08	10/31/09	14.29	(0.19)	2.31	2.12	—	—	—	16.41	2.28	(b)	5.37	(b)	(1.27	)(b)	23	(c)	14.84	(c)	3

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal periods†			From investment operations			Dividends & distributions				Ratios to average daily net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Smaller Company Fund (cont’d)
Class I*
11/01/11	04/30/12	$20.31	$0.04	$1.44	$1.48	$(0.01)	$(2.63)	$(2.64)	$19.15	0.95	(b)	1.14	(b)	0.46	(b)	4	(c)	9.00	(c)	$63
11/01/10	10/31/11	19.80	0.04	2.24	2.28	(0.01)	(1.76)	(1.77)	20.31	0.95		1.19		0.20		36		11.81		61
11/01/09	10/31/10	16.59	0.02	3.77	3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22		23.39		56
03/09/09	10/31/09	9.65	(0.01)	6.95	6.94	—	—	—	16.59	0.95	(b)	1.80	(b)	(0.04	)(b)	23	(c)	71.92	(c)	49
Class R-3*
11/01/11	04/30/12	19.96	0.03	1.36	1.39	—	(2.63)	(2.63)	18.72	1.60	(b)	1.55	(b)	0.29	(b)	4	(c)	8.66	(c)	0
11/01/10	10/31/11	19.60	(0.11)	2.23	2.12	—	(1.76)	(1.76)	19.96	1.70		1.67		(0.55)		36		11.03		0
12/28/09	10/31/10	17.86	(0.11)	1.85	1.74	—	—	—	19.60	1.71	(b)	2.68	(b)	(0.69	)(b)	22	(c)	9.74	(c)	0
Class R-5*
11/01/11	04/30/12	20.30	0.04	1.44	1.48	(0.02)	(2.63)	(2.65)	19.13	0.95	(b)	1.08	(b)	0.47	(b)	4	(c)	9.04	(c)	0
11/01/10	10/31/11	19.79	0.04	2.25	2.29	(0.02)	(1.76)	(1.78)	20.30	0.95		1.13		0.21		36		11.83		0
12/28/09	10/31/10	17.92	0.01	1.86	1.87	—	—	—	19.79	0.97	(b)	1.96	(b)	0.05	(b)	22	(c)	10.44	(c)	0
Class R-6*
11/01/11	04/30/12	20.30	0.05	1.44	1.49	(0.02)	(2.63)	(2.65)	19.14	0.85	(b)	1.06	(b)	0.56	(b)	4	(c)	9.05	(c)	0
08/15/11	10/31/11	19.44	0.01	0.85	0.86	—	—	—	20.30	0.85	(b)	1.24	(b)	0.17	(b)	36	(c)	4.42	(c)	0

† The data for fiscal periods ending after October 31, 2011 are unaudited.

* Per share amounts have been calculated using the daily average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(b) Annualized

(c) Not annualized

(d) Includes redemption fee amounts that represent less than $0.01 per share.

(e) The Eagle Growth & Income Fund changed its subadvisor effective June 1, 2011.

(f) Includes tax return of capital distribution of $0.02 per share.

(g) There were no shares outstanding from February 25, 2009 through March 12, 2009.

(h) Per share amount is less than $0.005.

42	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(UNAUDITED)	04.30.2012

NOTE 1  |  Organization and investment objective  |  The Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) are organized as separate Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Members of the Boards of Trustees (“Boards”) for the Trusts may serve as Trustees for one or more of the Trusts. Each Trust offers shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in six series:

•	The Eagle International Equity Fund (“International Equity Fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation, and

•	The Eagle Smaller Company Fund (“Smaller Company Fund”) (formerly known as the Eagle Small Cap Core Value Fund) seeks capital growth.

Class offerings  |  Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers. The Growth & Income Fund, the Mid Cap Growth Fund, the Mid Cap Stock Fund, the Small Cap Growth Fund, and the Smaller Company Fund are authorized and currently offer class R-6 shares to qualified buyers.

•	For all Funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund,

Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•	Class I, Class R-3, Class R-5 and Class R-6 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |  Significant accounting policies

Use of estimates  |  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern time), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;

43

Notes to Financial Statements

(UNAUDITED)	04.30.2012

•	Issuer-specific events occurred after the security ceased trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by independent pricing services subject to supervision by the Boards. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Boards. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Boards have delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for a Fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards, and may occur as a result of look- back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities

44

Notes to Financial Statements

(UNAUDITED)	04.30.2012

primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Short-term securities  |  The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/ amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•

Futures and options  |  Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures. At April 30, 2012, none of the Funds held any futures or options.

•

Investment companies  |  Investments in other investment companies are valued at their reported net asset value. In addition, investments in exchange traded funds are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. During the six-month period ended April 30, 2012, none of the Funds held any investments that were deemed to be Level 3.

45

Notes to Financial Statements

(UNAUDITED)	04.30.2012

The following is a summary of the inputs used to value each Fund’s investments as of April 30, 2012.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)(a)	Total
Capital Appreciation Fund
Domestic common stocks (b)	$331,763,733	$—	$331,763,733
Total investment portfolio	$331,763,733	$—	$331,763,733
Growth & Income Fund
Domestic common stocks (b)	$266,619,420	$—	$266,619,420
Foreign common stocks (b)	38,247,213	—	38,247,213
Total investment portfolio	$304,866,633	$—	$304,866,633
International Equity Fund
Foreign common stocks
Advertising	$—	$250,342	$250,342
Aerospace/defense	—	424,512	424,512
Apparel	—	41,530	41,530
Auto manufacturers	—	2,741,537	2,741,537
Auto parts & equipment	—	169,145	169,145
Banks	—	2,739,921	2,739,921
Beverages	—	452,880	452,880
Building materials	—	220,741	220,741
Chemicals	456,543	894,039	1,350,582
Coal	—	59,943	59,943
Computers	—	162,952	162,952
Cosmetics/personal care	—	578,311	578,311
Distribution/wholesale	—	848,040	848,040
Diversified financial services	—	140,689	140,689
Electric	—	631,949	631,949
Electrical components & equipment	—	527,905	527,905
Electronics	—	113,023	113,023
Engineering & construction	—	968,284	968,284
Entertainment	—	118,410	118,410
Food	—	1,225,266	1,225,266
Food service	—	195,558	195,558
Gas	—	261,807	261,807
Hand/machine tools	—	199,797	199,797
Healthcare products	—	868,274	868,274
Holding companies–diversified	—	855,520	855,520
Household products/wares	—	275,198	275,198
Insurance	—	602,451	602,451

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)(a)	Total
International Equity Fund (cont’d)
Internet	$571,114	$252,675	$823,789
Iron/steel	102,580	146,861	249,441
Lodging	—	465,732	465,732
Machinery-construction & mining	—	657,096	657,096
Machinery-diversified	—	356,680	356,680
Media	—	195,850	195,850
Mining	505,049	1,303,753	1,808,802
Miscellaneous manufacturer	—	192,833	192,833
Office/business equipment	—	193,475	193,475
Oil & gas	1,030,124	2,892,418	3,922,542
Oil & gas services	—	172,375	172,375
Pharmaceuticals	268,265	2,247,509	2,515,774
Real estate	—	347,018	347,018
Retail	—	1,517,048	1,517,048
Semiconductors	—	1,203,614	1,203,614
Shipbuilding	—	39,305	39,305
Software	—	168,147	168,147
Telecommunications	—	1,815,801	1,815,801
Transportation	—	101,384	101,384
Foreign preferred stocks
Aerospace/defense	—	3,009	3,009
Auto manufacturers	—	380,169	380,169
Household products/wares	—	136,361	136,361
Iron/steel	127,885	—	127,885
Oil & gas	102,599	—	102,599
Other financial instruments (appreciation) (c)	27,824	—	27,824
Other financial instruments (depreciation) (c)	(2,877)	—	(2,877)
Total investment portfolio	$3,189,106	$31,357,137	$34,546,243
Investment Grade Bond Fund
Domestic corporate bonds (b)	$—	$68,470,900	$68,470,900
Foreign corporate bonds (b)	—	11,935,650	11,935,650
U.S. Treasuries	—	22,595,039	22,595,039
U.S. Government agency securities (b)	—	8,073,150	8,073,150
Domestic mortgage-backed obligations (b)	—	4,596,737	4,596,737
Foreign mortgage-backed obligations (b)	—	3,127,889	3,127,889
Foreign government securities	—	4,438,054	4,438,054

46

Notes to Financial Statements

(UNAUDITED)	04.30.2012

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)(a)	Total
Investment Grade Bond Fund (cont’d)
Supranational banks	$—	$2,103,037	$2,103,037
Total investment portfolio	$—	$125,340,456	$125,340,456
Mid Cap Growth Fund
Domestic common stocks (b)	$452,032,698	$—	$452,032,698
Total investment portfolio	$452,032,698	$—	$452,032,698
Mid Cap Stock Fund
Domestic common stocks (b)	$738,819,844	$—	$738,819,844
Total investment portfolio	$738,819,844	$—	$738,819,844
Small Cap Growth Fund
Domestic common stocks (b)	$2,307,665,097	$—	$2,307,665,097
Investment companies	7,871,171	—	7,871,171
Total investment portfolio	$2,315,536,268	$—	$2,315,536,268
Smaller Company Fund
Domestic common stocks (b)	$79,766,709	$—	$79,766,709
Investment companies	315,552	—	315,552
Total investment portfolio	$80,082,261	$—	$80,082,261

(a) Securities in the International Equity Fund with a market value of $2,300,257 transferred from Level 1 to Level 2 during the financial reporting period. This includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(b) Please see the investment portfolio for detail by industry

(c) Other financial instruments include foreign forward currency contracts which are valued at the unrealized appreciation/ (depreciation) of the instrument.

As of April 30, 2012, none of the Funds had any investments classified as Level 3.

Derivative instruments | Authoritative guidance over derivatives requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

During the period ended April 30, 2012, the International Equity Fund engaged in limited derivative activity. The contract amounts in the Investment Portfolio are representative of typical volumes.

Fair values of derivative instruments for the International Equity Fund as of April 30, 2012 are as follows:

Type of derivative	Balance sheet location	Value
Assets
Forward foreign currency exchange contracts	Unrealized gain on forward foreign currency exchange contracts	$27,824
Liabilities
Forward foreign currency exchange contracts	Unrealized loss on forward foreign currency exchange contracts	$2,877

The effect of derivative instruments on the International Equity Fund’s Statement of Operations for the period ended April 30, 2012 is as follows:

Type of derivative	Forward foreign currency exchange contracts
Location of gain (loss) on derivatives recognized in income	Net realized gain (loss) on foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies
Realized gain (loss) on derivatives recognized in income	$(123,361)
Change in unrealized appreciation (depreciation) on derivatives recognized in income	$259,147

During the period ended April 30, 2012, no other Fund engaged in derivative activity.

Foreign currency transactions | The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward

47

Notes to Financial Statements

(UNAUDITED)	04.30.2012

foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes. Net realized gain (loss) from foreign currency transactions also includes the effect of any Brazilian IOF tax.

Forward foreign currency exchange contracts | Each of the Funds except the Small Cap Growth Fund is authorized to enter into forward foreign currency exchange contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency exchange contracts are translated to U.S. dollars using forward exchange rates provided by a pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”)  |   There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.

Repurchase agreements | Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. At April 30, 2012, none of the Funds held a repurchase agreement.

Revenue recognition | Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Expenses | Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Boards. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

Class allocations | Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains | Each Fund except the Investment Grade Bond Fund and the Growth & Income Fund, distributes net investment income annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

48

Notes to Financial Statements

(UNAUDITED)	04.30.2012

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/11 to 4/30/12	11/1/10 to 10/31/11
Growth & Income Fund
Class A	$1,355,388	$2,761,512
Class C	587,162	1,076,255
Class I	291,938	411,068
Class R-3	9,808	12,186
Class R-5	284	107
Class R-6	27	15
International Equity Fund
Class A	—	838,237
Class C	—	738,065
Class I	—	13,109
Class R-3	—	64
Class R-5	—	74
Investment Grade Bond Fund
Class A	396,452	784,310
Class C	139,777	380,410
Class I	32,778	54,671
Class R-3	260	654
Class R-5	20	46
Smaller Company Fund
Class A	—	—
Class C	—	—
Class I	29,572	38,786
Class R-3	—	—
Class R-5	4	2
Class R-6	2	—

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/11 to 4/30/12	11/1/10 to 10/31/11
Growth & Income Fund
Class A	$6,921,356	$—
Class C	4,328,785	—
Class I	858,710	—
Class R-3	45,466	—
Class R-5	545	—
Class R-6	131	—

Distributions from net realized gains (cont’d)	11/1/11 to 4/30/12	11/1/10 to 10/31/11
Investment Grade Bond Fund
Class A	$503,904	$255,024
Class C	469,582	266,145
Class I	34,171	17,814
Class R-3	436	283
Class R-5	23	13
Smaller Company Fund
Class A	1,561,809	920,371
Class C	878,269	462,137
Class I	8,026,203	4,901,232
Class R-3	1,082	246
Class R-5	400	246
Class R-6	338	—

Other | In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3 | Purchases and sales of securities | For the period ended April 30, 2012, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$37,040,106	$153,013,514
Growth & Income Fund	63,098,868	24,614,399
International Equity Fund	13,694,451	27,280,115
Investment Grade Bond Fund
Stocks and Long-Term Debt Securities	32,844,644	24,945,914
Long-Term U.S. Treasury Securities	16,983,919	11,608,233
Mid Cap Growth Fund	177,038,907	158,419,940
Mid Cap Stock Fund	571,472,760	904,765,097
Small Cap Growth Fund	983,378,535	327,264,893
Smaller Company Fund	3,500,566	6,405,283

49

Notes to Financial Statements

(UNAUDITED)	04.30.2012

NOTE 4 | Investment advisory fees and other transactions with affiliates | Each Fund agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund was as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60% 0.55%
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60% 0.45% 0.40%
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85% 0.65% 0.55%
Investment Grade Bond Fund	All assets	0.30%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% for Class A, Class C and Class R-3 shares and 0.10% for Class I, Class R-5 and Class R-6 shares.

Subadvisory fees | The Manager entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with unaffiliated parties to serve as subadviser to the Capital Appreciation Fund and the International Equity Fund.

The Manager entered into a subadvisory agreement with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, to serve as subadviser for the Smaller Company Fund. Under this agreement, Eagle pays EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of the Fund’s average daily net assets, computed daily and payable monthly.

Distribution and service fees | Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended

(“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Series Trust is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares. Each Fund is authorized to pay the Distributor distribution and services fees of 1% for Class C shares, and 0.50% for Class R-3 shares. The Distribution plans for Class I, Class R-5, and Class R-6 shares do not authorize a distribution fee to be paid from Fund assets.

Sales charges | For the period ended April 30, 2012, total front-end sales charges and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$19,265	$—	$517
Growth & Income Fund	248,747	4	2,270
International Equity Fund	7,348	—	380
Investment Grade Bond Fund	32,378	14,679	4,931
Mid Cap Growth Fund	67,626	—	7,216
Mid Cap Stock Fund	61,541	—	8,495
Small Cap Growth Fund	266,780	496	9,752
Smaller Company Fund	22,835	—	329

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions | For the period ended April 30, 2012, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$65,712	$—
Growth & Income Fund	23,977	—
International Equity Fund	45,786	—

50

Notes to Financial Statements

(UNAUDITED)	04.30.2012

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Investment Grade Bond Fund	$—	$—
Mid Cap Growth Fund	262,850	31,298
Mid Cap Stock Fund	733,623	7,051
Small Cap Growth Fund	819,643	24,726
Smaller Company Fund	9,348	1,429

Internal audit fees | RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees | Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. The amount of Shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	11/1/11 to 4/30/12
Capital Appreciation Fund Class A	$8,674
Capital Appreciation Fund Class C	2,710
Capital Appreciation Fund Class I	571
Capital Appreciation Fund Class R-3	32
Capital Appreciation Fund Class R-5	1,050
Capital Appreciation Fund Class R-6	N/A
Growth & Income Fund Class A	6,051
Growth & Income Fund Class C	3,853
Growth & Income Fund Class I	1,056
Growth & Income Fund Class R-3	51
Growth & Income Fund Class R-5	1
Growth & Income Fund Class R-6	—
International Equity Fund Class A	786
International Equity Fund Class C	889
International Equity Fund Class I	22
International Equity Fund Class R-3	1
International Equity Fund Class R-5	—
International Equity Fund Class R-6	N/A
Investment Grade Bond Fund Class A	2,484
Investment Grade Bond Fund Class C	2,301
Investment Grade Bond Fund Class I	182
Investment Grade Bond Fund Class R-3	2
Investment Grade Bond Fund Class R-5	—
Investment Grade Bond Fund Class R-6	N/A
Mid Cap Growth Fund Class A	10,763

Shareholder servicing fees	11/1/11 to 4/30/12
Mid Cap Growth Fund Class C	$3,148
Mid Cap Growth Fund Class I	2,632
Mid Cap Growth Fund Class R-3	248
Mid Cap Growth Fund Class R-5	999
Mid Cap Growth Fund Class R-6	—
Mid Cap Stock Fund Class A	16,724
Mid Cap Stock Fund Class C	7,689
Mid Cap Stock Fund Class I	6,369
Mid Cap Stock Fund Class R-3	210
Mid Cap Stock Fund Class R-5	2,362
Mid Cap Stock Fund Class R-6	—
Small Cap Growth Fund Class A	23,476
Small Cap Growth Fund Class C	4,642
Small Cap Growth Fund Class I	37,534
Small Cap Growth Fund Class R-3	2,433
Small Cap Growth Fund Class R-5	7,275
Small Cap Growth Fund Class R-6	—
Smaller Company Fund Class A	500
Smaller Company Fund Class C	275
Smaller Company Fund Class I	2,440
Smaller Company Fund Class R-3	1
Smaller Company Fund Class R-5	—
Smaller Company Fund Class R-6	—

Expense limitations | Eagle has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceeds the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I
Capital Appreciation Fund	1.40%	2.20%	0.95%
Growth & Income Fund	1.40%	2.20%	0.95%
International Equity Fund	1.75%	2.55%	1.15%
Investment Grade Bond Fund	0.85%	1.65%	0.60%
Mid Cap Growth Fund	1.50%	2.30%	0.95%
Mid Cap Stock Fund	1.50%	2.30%	0.95%
Small Cap Growth Fund	1.50%	2.30%	0.95%
Smaller Company Fund	1.50%	2.30%	0.95%

51

Notes to Financial Statements

(UNAUDITED)	04.30.2012

Expense limitations rate schedule (cont’d)	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	1.65%	0.95%	N/A
Growth & Income Fund	1.65%	0.95%	0.85%
International Equity Fund	1.75%	1.15%	N/A
Investment Grade Bond Fund	1.15%	0.60%	N/A
Mid Cap Growth Fund	1.70%	0.95%	0.85%
Mid Cap Stock Fund	1.70%	0.95%	0.85%
Small Cap Growth Fund	1.70%	0.95%	0.85%
Smaller Company Fund	1.70%	0.95%	0.85%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	11/1/11 to 4/30/12
Capital Appreciation Fund Class I	$1,494
Capital Appreciation Fund Class R-5	4,232
Growth & Income Fund Class R-5	66
International Equity Fund	119,767
International Equity Fund Class I	582
International Equity Fund Class R-3	10
International Equity Fund Class R-5	2
Investment Grade Bond Fund Class A	60,270
Investment Grade Bond Fund Class C	45,008
Investment Grade Bond Fund Class I	3,449
Investment Grade Bond Fund Class R-3	81
Investment Grade Bond Fund Class R-5	2
Smaller Company Fund	25,457
Smaller Company Fund Class I	36,992
Smaller Company Fund Class R-5	1
Smaller Company Fund Class R-6	2

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year-end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/2013	10/31/2012
Growth & Income Fund Class R-5	$—	$16
International Equity Fund	217,607	291,011
International Equity Fund Class I	532	448
International Equity Fund Class R-3	3	62
International Equity Fund Class R-5	4	38
Investment Grade Bond Fund	1	109,809
Investment Grade Bond Fund Class A	96,010	34,565
Investment Grade Bond Fund Class C	71,573	19,525
Investment Grade Bond Fund Class I	4,295	22,527
Investment Grade Bond Fund Class R-3	124	36
Investment Grade Bond Fund Class R-5	142	206
Smaller Company Fund	87,392	102,180
Smaller Company Fund Class I	77,351	239,365
Smaller Company Fund Class R-5	1	21
Smaller Company Fund Class R-6	1	—

The Manager recovered previously waived expenses as follows:

Recovered fees previously waived	11/1/11 to 4/30/12
Growth & Income Fund Class R-6	$1
Investment Grade Bond Fund	62,355
Small Cap Growth Fund Class R-6	277
Smaller Company Fund Class R-3	9

Trustees and officers compensation | Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are allocated on a pro rata basis among each Fund in the Eagle Family of Funds. The pro rata allocation is for each Fund for which the Trustee is elected to serve. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Eagle Family of Funds.

NOTE 5 | Federal income taxes and distributions | Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since the Funds

52

Notes to Financial Statements

(UNAUDITED)	04.30.2012

intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. These differences between book-basis and tax-basis are primarily due to different treatment for items including, but not limited to, net operating losses, distribution reclasses for REITs, capital loss carryforwards, the deferral of losses from wash sales, the realization of unrealized gains/losses on passive foreign investment companies for tax purposes, and forward foreign currency exchange contracts. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2008 to October 31, 2011) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

As of April 30, 2012, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Fund	$211,997,618
Growth & Income Fund	281,725,512
International Equity Fund	28,865,093
Investment Grade Bond Fund	121,932,630
Mid Cap Growth Fund	351,571,315
Mid Cap Stock Fund	638,764,256
Small Cap Growth Fund	1,970,169,131
Smaller Company Fund	52,347,223

As of April 30, 2012, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation (depreciation)
Capital Appreciation Fund	$123,269,935	$(3,503,820)	$119,766,115
Growth & Income Fund	26,665,978	(3,524,857)	23,141,121
International Equity Fund	6,796,988	(1,140,785)	5,656,203
Investment Grade Bond Fund	3,469,016	(61,190)	3,407,826
Mid Cap Growth Fund	105,497,562	(5,036,179)	100,461,383
Mid Cap Stock Fund	108,878,375	(8,822,787)	100,055,588
Small Cap Growth Fund	413,224,957	(67,857,820)	345,367,137
Smaller Company Fund	31,416,167	(3,681,129)	27,735,038

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2011, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	2016	2017	Total
Capital Appreciation Fund	$—	$57,433,291	$57,433,291
International Equity Fund	28,261,000	53,830,395	82,091,395
Mid Cap Growth Fund	—	2,740,584	2,740,584
Mid Cap Stock Fund	—	61,892,850	61,892,850
Small Cap Growth Fund	—	9,286,621	9,286,621

NOTE 6 | Fund Reorganization | After the close of business on January 20, 2012, the Growth & Income Fund acquired the net assets of the Eagle Large Cap Core Fund (“Large Cap Core Fund”) pursuant to a Plan of Reorganization and Termination as approved by the Board of Trustees of Eagle Series Trust on August 16, 2011. The purpose of this merger was to combine funds managed by Eagle Asset Management, Inc. with substantially similar investment objectives, although they employed different investment policies and strategies to reach those objectives. For accounting purposes, this transaction is

53

Notes to Financial Statements

(UNAUDITED)	04.30.2012

treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the Growth & Income Fund issuing 601,815 Class A shares, 588,982 Class C shares, 372,654 Class I shares and 1,595 Class R-5 shares (valued at $7,847,558, $7,436,436, $4,853,721 and $20,748, respectively) in exchange for 560,928 Class A shares, 539,815 Class C shares, 342,710 Class I shares and 1,455 Class R-5 shares of the Large Cap Core Fund. The securities held by the Large Cap Core Fund, with a fair value of $20,270,102 and identified cost of $19,073,144 at January 20, 2012, were the principal assets acquired by Growth & Income Fund. For financial reporting purposes, assets received and shares issued by the Growth & Income Fund were recorded at fair value; however, the cost basis of the investments from the Large Cap Core Fund was carried forward to align ongoing reporting of the Growth & Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Large Cap Core Fund’s net assets at the merger date of $20,158,463, including $1,196,958 of unrealized appreciation, were combined with those of the Growth & Income Fund. Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Growth & Income Fund, pro forma results of operations for the six months ended April 30, 2012 would include net investment income of $2,603,144, and net gain on investments of $25,595,273, resulting in an increase in net assets from operations of $28,198,417. Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Large Cap Core Fund that have been included in the Growth & Income Fund’s statement of operations since the merger date, January, 20, 2012. Prior to the combination, the net assets of the Growth & Income Fund totaled $255,648,243. Immediately after the combination, the net assets of the Growth & Income Fund totaled $275,806,706.

54

Understanding Your Ongoing Costs

(UNAUDITED)	04.30.2012

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on November 1, 2011, and held through April 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the year, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period (a)	Annualized expense ratio (%)

Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,159.81	$7.46	1.39
Class C	1,000.00	1,156.25	10.51	1.96
Class I	1,000.00	1,162.25	5.11	0.95
Class R-3	1,000.00	1,158.55	8.53	1.59
Class R-5	1,000.00	1,162.18	5.11	0.95
Eagle Growth & Income Fund
Class A	1,000.00	1,107.60	5.92	1.13
Class C	1,000.00	1,103.40	9.78	1.87
Class I	1,000.00	1,109.10	4.30	0.82
Class R-3	1,000.00	1,106.10	7.28	1.39
Class R-5	1,000.00	1,107.30	4.98	0.95
Class R-6	1,000.00	1,108.70	4.30	0.82
Eagle International Equity Fund
Class A	1,000.00	1,019.70	8.39	1.67
Class C	1,000.00	1.015.80	12.18	2.43
Class I	1,000.00	1,022.30	5.78	1.15
Class R-3	1,000.00	1,019.20	8.79	1.75
Class R-5	1,000.00	1,021.90	5.78	1.15
Eagle Investment Grade Bond Fund
Class A	1,000.00	1,018.80	4.27	0.85
Class C	1,000.00	1,014.80	8.27	1.65
Class I	1,000.00	1,020.70	3.01	0.60
Class R-3	1,000.00	1,017.90	5.77	1.15
Class R-5	1,000.00	1,021.20	3.02	0.60
Eagle Mid Cap Growth Fund
Class A	1,000.00	1,108.48	6.29	1.20
Class C	1,000.00	1,104.80	10.00	1.91
Class I	1,000.00	1,110.24	4.67	0.89
Class R-3	1,000.00	1,106.96	7.75	1.48
Class R-5	1,000.00	1,110.31	4.77	0.91
Class R-6	1,000.00	1,106.63	4.35	0.83
Eagle Mid Cap Stock Fund
Class A	1,000.00	1,121.70	6.44	1.22
Class C	1,000.00	1,118.00	10.01	1.90
Class I	1,000.00	1,123.50	4.49	0.85
Class R-3	1,000.00	1,120.20	7.80	1.48
Class R-5	1,000.00	1,123.00	4.91	0.93
Class R-6	1,000.00	1,119.80	4.16	0.79

55

Understanding Your Ongoing Costs

(UNAUDITED)	04.30.2012

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period (a)	Annualized expense ratio (%)
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,089.90	$5.77	1.11
Class C	1,000.00	1,086.30	9.44	1.82
Class I	1,000.00	1,091.80	4.11	0.79
Class R-3	1,000.00	1,088.90	7.27	1.40
Class R-5	1,000.00	1,092.10	4.32	0.83
Class R-6	1,000.00	1,092.60	3.69	0.71
Eagle Smaller Company Fund
Class A	1,000.00	1,087.90	7.06	1.36
Class C	1,000.00	1,084.20	10.83	2.09
Class I	1,000.00	1,090.00	4.94	0.95
Class R-3	1,000.00	1,086.60	8.30	1.60
Class R-5	1,000.00	1,090.40	4.94	0.95
Class R-6	1,000.00	1,090.50	4.42	0.85

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (182), and then dividing that result by the actual number of days in the fiscal year (366).

Hypothetical example for comparison purposes | All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from November 1, 2011 through April 30, 2012 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period (a)	Annualized expense ratio (%)

Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,017.95	$6.97	1.39
Class C	1,000.00	1,015.12	9.82	1.96
Class I	1,000.00	1,020.14	4.77	0.95
Class R-3	1,000.00	1,016.96	7.97	1.59
Class R-5	1,000.00	1,020.14	4.77	0.95
Eagle Growth & Income Fund
Class A	1,000.00	1,019.24	5.67	1.13
Class C	1,000.00	1,015.56	9.37	1.87
Class I	1,000.00	1,020.79	4.12	0.82
Class R-3	1,000.00	1,017.95	6.97	1.39
Class R-5	1,000.00	1,020.14	4.77	0.95
Class R-6	1,000.00	1,020.79	4.12	0.82
Eagle International Equity Fund
Class A	1,000.00	1,016.56	8.37	1.67
Class C	1,000.00	1,012.78	12.16	2.43
Class I	1,000.00	1,019.14	5.77	1.15
Class R-3	1,000.00	1,016.16	8.77	1.75
Class R-5	1,000.00	1,019.14	5.77	1.15
Eagle Investment Grade Bond Fund
Class A	1,000.00	1,020.64	4.27	0.85
Class C	1,000.00	1,016.66	8.27	1.65
Class I	1,000.00	1,021.88	3.02	0.60
Class R-3	1,000.00	1,019.14	5.77	1.15
Class R-5	1,000.00	1,021.88	3.02	0.60

56

Understanding Your Ongoing Costs

(UNAUDITED)	04.30.2012

	Beginning account value November 1, 2011	Ending account value April 30, 2012	Expenses paid during period (a)	Annualized expense ratio (%)
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,018.90	$6.02	1.20
Class C	1,000.00	1,015.37	9.57	1.91
Class I	1,000.00	1,020.44	4.47	0.89
Class R-3	1,000.00	1,017.50	7.42	1.48
Class R-5	1,000.00	1,020.34	4.57	0.91
Class R-6	1,000.00	1,020.74	4.17	0.83
Eagle Mid Cap Stock Fund
Class A	1,000.00	1,018.80	6.12	1.22
Class C	1,000.00	1,015.42	9.52	1.90
Class I	1,000.00	1,020.64	4.27	0.85
Class R-3	1,000.00	1,017.50	7.42	1.48
Class R-5	1,000.00	1,020.24	4.67	0.93
Class R-6	1,000.00	1,020.93	3.97	0.79
Eagle Small Cap Growth Fund
Class A	1,000.00	1,019.34	5.57	1.11
Class C	1,000.00	1,015.81	9.12	1.82
Class I	1,000.00	1,020.93	3.97	0.79
Class R-3	1,000.00	1,017.90	7.02	1.40
Class R-5	1,000.00	1,020.74	4.17	0.83
Class R-6	1,000.00	1,021.33	3.57	0.71
Eagle Smaller Company Fund
Class A	1,000.00	1,018.10	6.82	1.36
Class C	1,000.00	1,014.47	10.47	2.09
Class I	1,000.00	1,020.14	4.77	0.95
Class R-3	1,000.00	1,016.91	8.02	1.60
Class R-5	1,000.00	1,020.14	4.77	0.95
Class R-6	1,000.00	1,020.64	4.27	0.85

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (182), and then dividing that result by the actual number of days in the fiscal year (366).

57

Principal Risks

(UNAUDITED)

Additional Informational About Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the Portfolio Managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the Portfolio Managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation	Growth & Income	International Equity	Investment Grade Bond	Mid Cap Growth	Mid Cap Stock	Small Cap Growth	Smaller Company
Call				X
Credit		X		X
Derivatives			X
Emerging markets			X
Focused holdings	X
Foreign securities			X	X
Government sponsored enterprises		X		X
Growth stocks	X	X	X		X	X	X	X
High-yield securities		X		X
Inflation				X
Interest rates		X	X	X
Issuer and market				X
Liquidity			X	X
Market timing activities			X				X	X
Mortgage- and asset-backed securities				X
Other investment companies and ETFs			X	X				X
Portfolio turnover					X	X
Precious metal-related instruments			X
Sectors	X		X
Small- and mid-cap companies	X	X	X		X	X	X	X
Stock market	X	X	X		X	X	X	X
Value stocks		X				X		X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed-income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Credit  |  A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

Derivatives  |  A fund may use derivatives such as futures contracts, forward foreign currency exchange contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s Portfolio Manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

58

Principal Risks

(UNAUDITED)

Emerging markets  |  When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds”, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the Portfolio Manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

Interest rates  |  Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

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Principal Risks

(UNAUDITED)

Issuer and market  |  Issuer and market risk is the risk that the prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing activities  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager and transfer agent of the Funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Other investment companies and ETFs  |  Investments in the securities of other investment companies and exchange-traded funds (“ETFs”), (which may, in turn invest in equities, bonds,

and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the Portfolio Manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

Precious metal-related instruments  |  Precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation including the possibility that the U.S. government could restrict or prohibit the ownership of gold, and resource availability and demand. Changes in the political climate for major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices.

Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high

60

Principal Risks

(UNAUDITED)

volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-and mid-cap companies  |  Investments in small- and mid-cap companies generally involve greater risks than investing in large-capitalization companies. Small- and mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-cap companies may have less market liquidity than large-cap companies.

Stock market  |  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

61

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle Mutual Funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset.com or by accessing the Commission’s website at www.sec.gov.

727.567.8143    I    800.421.4184

Eagle Fund Distributors, Inc., Member FINRA    |    Not FDIC Insured    |    May Lose Value    |    No Bank Guarantee

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item. The procedures by which shareholders may recommend nominees to the Board are included in the Nominating Committee Charter for the Trust.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Eagle Capital Appreciation Fund have concluded that such disclosure controls and procedures are effective as of June 20, 2012.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of Eagle Capital Appreciation Fund that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE CAPITAL APPRECIATION FUND

Date:    June 20, 2012

/s/ Susan L. Walzer

Susan L. Walzer

Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

EAGLE CAPITAL APPRECIATION FUND

Date:    June 20, 2012

/s/ Susan L. Walzer

Susan L. Walzer

Principal Executive Officer

Date:    June 20, 2012

/s/ Carolyn Gill

Carolyn Gill

Principal Financial Officer